FLOW MORTGAGE LOAN PURCHASE, WARRANTIES AND SERVICING AGREEMENT

J.P.MORGAN MORTGAGE ACQUISITION CORP.,

Purchaser

CHASE MANHATTAN MORTGAGE CORPORATION,

Seller and Servicer

Dated as of June 1, 2004

Fixed Rate, First Lien Residential Mortgage Loans

Various Whole Loan Series

TABLE OF CONTENTS

ARTICLE I

Section 1.01     Defined Terms

1

ARTICLE II

Section 2.01     Agreement to Purchase

15

Section 2.02     Purchase Price

15

Section 2.03     Servicing of Mortgage Loans

16

Section 2.04     Record Title and Possession of Mortgage Files;

                 Maintenance of Servicing Files

16

Section 2.05     Books and Records

17

Section 2.06     Transfer of Mortgage Loans

18

Section 2.07     Delivery of Mortgage Loan Documents

18

Section 2.08     Quality Control Procedures

20

ARTICLE III

Section 3.01     Representations and Warranties of the Seller

20

Section 3.02     Representations and Warranties as to Individual Mortgage Loans

23

Section 3.03     Repurchase; Substitution

33

ARTICLE IV

Section 4.01     Seller to Act as Servicer

35

Section 4.02     Collection of Mortgage Loan Payments

37

Section 4.03     Realization Upon Defaulted Mortgage Loans

38

Section 4.04     Establishment of Custodial Accounts; Deposits in Custodial Accounts

39

Section 4.05     Permitted Withdrawals from the Custodial Account

39

Section 4.06     Establishment of Escrow Accounts; Deposits in Escrow Accounts

41

Section 4.07     Permitted Withdrawals From Escrow Account

42

Section 4.08     Payment of Taxes, Insurance and Other Charges; Maintenance of Primary

Mortgage Insurance Policies; Collections Thereunder

43

Section 4.09     Transfer of Accounts

44

Section 4.10     Maintenance of Hazard Insurance

44

Section 4.11     Maintenance of Mortgage Impairment Insurance Policy

45

Section 4.12     Fidelity Bond, Errors and Omissions Insurance

45

Section 4.13     Title, Management and Disposition of REO Property

46

Section 4.14     Notification of Maturity Date

47

ARTICLE V

Section 5.01     Distributions

47

Section 5.02     Statements to the Purchaser

49

Section 5.03     Monthly Advances by the Seller

50

Section 5.04     Liquidation Reports

50

ARTICLE VI

Section 6.01     Assumption Agreements

50

Section 6.02     Satisfaction of Mortgages and Release of Mortgage Files

51

Section 6.03     Servicing Compensation

52

Section 6.04     Annual Statement as to Compliance

53

Section 6.05     Annual Independent Certified Public Accountants’ Servicing Report

54

Section 6.06     Purchaser's Right to Examine Records

54

Section 6.07     Annual Officers Certificate

54

ARTICLE VII

Section 7.01     Seller Shall Provide Information as Reasonably Required

55

ARTICLE VIII

Section 8.01     Indemnification; Third Party Claims

56

Section 8.02     Merger or Consolidation of the Seller

56

Section 8.03     Limitation on Liability of the Seller and Others

57

Section 8.04     Seller Not to Assign or Resign

57

Section 8.05     No Transfer of Servicing

57

ARTICLE IX

Section 9.01     Events of Default

58

Section 9.02     Waiver of Defaults

59

ARTICLE X

Section 10.01     Termination

60

Section 10.02     Termination Without Cause

60

ARTICLE XI

Section 11.01      Reconstitution of Mortgage Loans

60

ARTICLE XII

Section 12.01     Successor to the Seller

61

Section 12.02     Amendment

62

Section 12.03     Recordation of Agreement

62

Section 12.04     Governing Law

63

Section 12.05     Notices

63

Section 12.06     Severability of Provisions

63

Section 12.07     Exhibits

64

Section 12.08     General Interpretive Principles

64

Section 12.09     Reproduction of Documents

64

Section 12.10     Confidentiality of Information

65

Section 12.11     Recordation of Assignments of Mortgage

65

Section 12.12     Assignment by Purchaser

65

Section 12.13     No Partnership

66

Section 12.14     Execution;  Successors and Assigns

66

Section 12.15     Entire Agreement

66

Section 12.16     No Solicitation

66

Section 12.17     Closing

67

Section 12.18     Costs

67

Section 12.19

Closing Documents

68

EXHIBITS

   A

Contents of Mortgage File

   B

Custodial Account Letter Agreement

   C

Escrow Account Letter Agreement

   D

Form of Assignment and Assumption

   E

Form of Trade Confirmation

   F

Acknowledgment and Conveyance Agreement

   G

Request for Release of Documents and Receipt

   H

Lost Note Affidavit

I

Form of Officer’s Certification

J

Form of In-House Counsel Opinion

K

Product Guidelines

L

Form of Annual Certification

SCHEDULES

A

Purchase Price and Terms Letters dated as of May 17, 2004

This Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of June 1, 2004, and is executed between J.P. Morgan Mortgage Acquisition Corp., a Delaware corporation having an office at 270 Park Ave., 6th Floor, New York, NY 10017 (the “Purchaser), and Chase Manhattan Mortgage Corporation, a New Jersey corporation, having an office at 300 Tice Boulevard, Woodcliff Lake, NJ 07677 (the “Seller”), as seller and servicer.

W I T N E S S E T H :

WHEREAS, the Purchaser agrees to purchase, from time to time, from the Seller, and the Seller has heretofore agrees to sell, from time to time, to the Purchaser, certain fixed rate, first lien Mortgage Loans, exclusive of the servicing rights associated with such Mortgage Loans, pursuant to the terms and conditions of this Agreement;

WHEREAS, each of the purchases and sales of Mortgage Loans contemplated herein will be further evidenced by a Trade Confirmation (as defined below) and an Acknowledgement and Conveyance Agreement (as defined below), with the exception of the first purchase and sale made pursuant to this Agreement, which will be further evidenced by three Purchase Price and Terms Letters, dated as of May 17, 2004,by and between the Seller and the Purchaser (a "Purchase Price and Terms Letter");

WHEREAS, each of the Mortgage Loans is secured by a mortgage, deed of trust or other security instrument creating a first lien on a residential dwelling located in the jurisdiction indicated on the related Mortgage Loan Schedule and

WHEREAS, the Purchaser and the Seller wish to prescribe the representations and warranties of the Seller with respect to itself and the Mortgage Loans and the management, servicing, transfer and control of the Mortgage Loans;

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Purchaser and the Seller acknowledge and agree to the recitals set forth above, each of which are incorporated into this Agreement and further agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01  Defined Terms.

Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings specified in this Article:

Accepted Servicing Practices:  With respect to any Mortgage Loan, those mortgage servicing practices (including collection procedures) of prudent mortgage banking institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located, and which are in accordance with Fannie Mae servicing practices and procedures, for MBS pool mortgages, as defined in the Fannie Mae Guides including future updates.

Acknowledgment and Conveyance Agreement: The agreement substantially in the form of Exhibit F hereto to be executed by the Seller and the Purchaser on each Closing Date.

Agreement:  This Flow Mortgage Loan Purchase, Warranties and Servicing Agreement including all exhibits and schedules hereto, amendments hereof and supplements hereto.

ALTA:   The American Land Title Association or any successor thereto.

Applicable Requirements:  Shall mean and include with respect to the Mortgage Loans: (i) all contractual obligations of Seller, and the Originator and any Prior Servicers including, without limitation, those contractual obligations contained in this Agreement, in any agreement with any insurer or in the Mortgage Loan Documents, (ii) all applicable federal, state and local legal and regulatory requirements (including statutes, rules, regulations and ordinances) binding upon Seller, the Originator and any Prior Servicer; (iii) all other applicable requirements and guidelines of each governmental agency, board, commission, instrumentality and other governmental body or office having jurisdiction, including without limitation those of any insurer; (iv) all other applicable judicial and administrative judgments, orders, stipulations, awards, writs and injunctions; and (v) Accepted Servicing Practices.

Appraised Value:  With respect to any Mortgaged Property, the lesser of ( i)  the value thereof as determined by an appraisal made for the Originator of the Mortgage Loan at the time of origination of the Mortgage Loan and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan, provided, however, in the case of a Refinanced Mortgage Loan, such value of the Mortgaged Property is based solely upon the value determined by an appraisal made for the originator of such Refinanced Mortgage Loan at the time of origination of such Refinanced Mortgage Loan.

Assignment of Mortgage:  An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale or transfer of the Mortgage Loan.

Assignment and Assumption:  An assignment and assumption agreement in the form of Exhibit D hereto.

BIF:  The Bank Insurance Fund, or any successor thereto.

Business Day:  Any day other than: (i) a Saturday or Sunday, or (ii) a legal holiday in the State of New York, or (iii) a day on which banks in the State of New York are authorized or obligated by law or executive order to be closed.

Closing Date: A date on which the Seller shall sell and the Purchaser shall purchase Mortgage Loans under this Agreement as set forth in the related Trade Confirmation.

Code:  The Internal Revenue Code of 1986, as amended, or any successor statute thereto.

Condemnation Proceeds:  All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

Co-op Lease:  With respect to a Co-op Loan, the lease with respect to a dwelling unit occupied by the Mortgagor and relating to the stock allocated to the related dwelling unit.

Co-op Loan:  A Mortgage Loan secured by the pledge of stock allocated to a dwelling unit in a residential cooperative housing corporation and a collateral assignment of the related Co-op Lease.

Custodial Account:  Each separate demand account or accounts created and maintained pursuant to Section 4.04 which shall be entitled "Chase Manhattan Mortgage Corporation, in trust for the Purchaser, J.P. Morgan Mortgage Acquisition Corporation, as Owner of Mortgage Loans” and shall be established in an Eligible Account, in the name of the Person that is the Purchaser with respect to the related Mortgage Loans.

Custodial Agreement:  That certain Custodial Agreement, dated as of June 24, 2003, by and between the Purchaser, the Custodian and the Servicer.

Custodian:  J.P. Morgan Chase Bank.

Cut-off Date: With respect to any Mortgage Loan purchased on a Closing Date, the first day of the month in which the related Closing Date occurs, or such other date as may be set forth in the related Trade Confirmation.

Delinquent Mortgage Loan:  The Mortgage Loan(s) identified in the Mortgage Loan Schedule which have a next payment Due Date prior to the Cut-Off Date.

Determination Date:  The 15th day (or if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day) of the month of the related Remittance Date.

Due Date: The day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

Due Period:  With respect to any Remittance Date, the period commencing on the second day of the month preceding the month of such Remittance Date and ending on the first day of the month of the Remittance Date.

Eligible Account: An account that is (i) maintained with a depository institution the long-term unsecured debt obligations of which are rated by each Rating Agency in one of its two highest rating categories or (ii) maintained with the corporate trust department of a national bank or banking corporation which (a) has a rating of at least Baa3 or P-3 by Moody’s and (b) is either Chase or is the corporate trust department of a national bank or banking corporation which has a rating of at least A-1 by S&P or F1 by Fitch Ratings, or (iii) an account or accounts the deposits in which are fully insured by the FDIC, or (iv) an account or accounts in a depository institution in which such accounts are insured by the FDIC (to the limit established by the FDIC), the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to and acceptable to the Trustee and each Rating Agency, the Certificate holders have a claim with respect to the funds in such account and a perfected first security interest against any collateral (which shall be limited to Eligible Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, provided, however, that such uninsured deposits do not result in the reduction of the ratings assigned to the Certificates by the Rating Agencies as evidenced by a letter from each Rating Agency or (v) otherwise acceptable to each Rating Agency without reduction or withdrawal of the rating of any Class of Certificates, as evidenced by a letter from each Rating Agency.

Eligible Investment:  One or more of the following:

(i)

obligations of, or guaranteed as to principal and interest by, the United States or obligations of any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States; provided that any such obligation held as a “cash flow investment” within the meaning of section 860G(a)(6) of the Code shall mature before the next Distribution Date;

(ii)

repurchase agreements on obligations specified in clause (i) maturing not more than two months from the date of acquisition thereof, provided that the long-term unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency with its highest rating and the short-term debt obligations of the party agreeing to repurchase are rated with one of the two highest ratings by Moody’s and A-1+ by S&P;

(iii)

federal funds, certificates of deposit, time deposits and bankers’ acceptances (other than bankers’ acceptances issued by Chase or any of its Affiliates) (which shall each have an original maturity of not more than 60 days and, in the case of bankers’ acceptances, shall in no event have an original maturity of more than 365 days) of any United States depository institution or trust company incorporated under the laws of the United States or any state, provided that the long-term unsecured debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by each Rating Agency with its highest rating and the short-term obligations of such depository institution or trust company are rated A-1+ by S&P and P-1 by Moody’s;

(iv)

commercial paper (other than commercial paper issued by Chase or any of its Affiliates) (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term unsecured commercial paper rating category; provided that such commercial paper shall have a remaining maturity of not more than 45 days;

(v)

units of taxable money market funds (including those for which the Trustee or the Servicer or any Affiliate thereof  receives compensation with respect to such investment) which may be 12b-1 funds, as contemplated under the rules promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and which funds have been rated by each Rating Agency in its highest rating category or which have been designated in writing by each Rating Agency as Eligible Investments with respect to this definition; or

(vi)

other obligations or securities (other than investments or obligations of Chase or any of its Affiliates) acceptable to each Rating Agency rating the Certificates as an Eligible Investment hereunder and will not result in a reduction or withdrawal in the then current rating of any Class of Certificates, as evidenced by a letter to such effect from each Rating Agency.

Provided that no such instrument shall be an Eligible Investment if such instrument evidences either (a) a right to receive only interest payments with respect to the obligations underlying such instrument, or (b) both principal and interest payments derived from obligations underlying such instrument where the interest and principal payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations; and provided further that no such instrument shall be purchased above par; and provided further that each Eligible Investment must be a “permitted investment” within the meaning of Section 860G(a)(5) of the Code..

Escrow Account:  Each separate trust account or accounts created and maintained pursuant to Section 4.06 which shall be entitled "Chase Manhattan Mortgage Corporation, in trust for the Purchaser, J.P. Morgan Mortgage Acquisition Corporation, as Owner of Mortgage Loans and various Mortgagors" and shall be established in an Eligible Account, in the name of the Person that is the Purchaser with respect to the related Mortgage Loans.

Escrow Payments: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other document.

Event of Default: Any one of the conditions or circumstances enumerated in Section 9.01.

Fannie Mae:  The Federal National Mortgage Association, commonly referred to as Fannie Mae, or any successor thereto.

Fannie Mae Guides:  The Fannie Mae Sellers' Guide and the Fannie Mae Servicers' Guide and all amendments or additions thereto.

FDIC:  The Federal Deposit Insurance Corporation, or any successor thereto.

FHLMC:  The Federal Home Loan Mortgage Corporation, commonly referred to as Freddie Mac, or any successor thereto.

FHLMC Guide: The FHLMC Single Family Seller/Servicer Guide and all amendments or additions thereto.

Fidelity Bond: A fidelity bond to be maintained by the Seller pursuant to Section 4.12.

FIRREA:  The Financial Institutions Reform, Recovery, and Enforcement Act of 1989.

First Remittance Date: With respect to each Mortgage Loan Package, the date set forth in the related Trade Confirmation for the first remittance due from the Servicer to the Purchaser.

GAAP:  Generally accepted accounting procedures, consistently applied.

HUD:  The United States Department of Housing and Urban Development or any successor.

Insurance Proceeds:  With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

Interim Funder:  With respect to each MERS Designated Mortgage Loan, the Person named on the MERS® System as the interim funder pursuant to the MERS Procedures Manual.

Investor:  With respect to each MERS Designated Mortgage Loan, the Person named on the MERS® System as the investor pursuant to the MERS Procedures Manual.

Liquidation Proceeds:  Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or the sale of the related Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan.

Loan-to-Value Ratio or LTV:  With respect to any Mortgage Loan, the ratio of the original outstanding principal amount of the Mortgage Loan, to (i) the Appraised Value of the Mortgaged Property at origination with respect to a Refinanced Mortgage Loan, and (ii) the lesser of the Appraised Value of the Mortgaged Property at origination or the purchase price of the Mortgaged Property with respect to all other Mortgage Loans.

LPMI Policy:

A policy of primary mortgage guaranty insurance pursuant to which the related premium is to be paid by the Servicer of the related Mortgage Loan from payments of interest made by the Mortgagor.

Master Servicer: Any master servicer appointed by the Purchaser in its sole discretion in accordance with Section 11.01 hereof.

MERS:  Mortgage Electronic Registration Systems, Inc., a Delaware corporation, or any successor in interest thereto.

MERS Designated Mortgage Loan:  Mortgage Loans for which (a) the Seller has designated or will designate MERS as, and has taken or will take such action as is necessary to cause MERS to be, the mortgagee of record, as nominee for the Seller, in accordance with MERS Procedure Manual and (b) the Seller has designated or will designate the Custodian as the Investor on the MERS® System.

MERS Procedure Manual:  The MERS Procedures Manual, as it may be amended, supplemented or otherwise modified from time to time.

MERS Report:  The report from the MERS System listing MERS Designated Mortgage Loans and other information.

MERS® System:  MERS mortgage electronic registry system, as more particularly described in the MERS Procedures Manual.

Monthly Advance:  The aggregate of the advances made by the Seller on any Remittance Date pursuant to Section 5.03.

Monthly Payment:  The scheduled monthly payment of principal and interest on a Mortgage Loan which is payable by a Mortgagor under the related Mortgage Note.

Mortgage: With respect to a Mortgage Loan that is not a Co-op Loan, the mortgage, deed of trust or other instrument securing a Mortgage Note which creates a first lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note; except that with respect to real property located in jurisdictions in which the use of leasehold estates for residential properties is a widely-accepted practice, the mortgage, deed of trust or other instrument securing the Mortgage Note may secure and create a first lien upon a leasehold estate of the Mortgagor.  With respect to a Co-op Loan, the security agreement creating a security interest in the stock allocated to a dwelling unit in the residential cooperative housing corporation that was pledged to secure such Co-op Loan and the related Co-op Lease.

Mortgage File:  The mortgage documents pertaining to a particular Mortgage Loan which are specified in Exhibit A hereto and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

Mortgage Impairment Insurance Policy:  A mortgage impairment or blanket hazard insurance policy as required by Section 4.11.

Mortgage Interest Rate:  The annual rate at which interest accrues on any Mortgage Loan in accordance with the provisions of the related Mortgage Note.

Mortgage Loan:  An individual Mortgage Loan which is the subject of this Agreement, each Mortgage Loan originally sold and subject to this Agreement being identified on the Mortgage Loan Schedule, which Mortgage Loan includes without limitation the Mortgage File, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan, excluding replaced or repurchased mortgage loans.

Mortgage Loan Documents:  The documents listed in numbers 1 through 9, 16 and 24 on Exhibit A.

Mortgage Loan Package:

All of the Mortgage Loans described in a particular Trade Confirmation and purchased and sold on a particular Closing Date and set forth on the related Mortgage Loan Schedule annexed to the related Acknowledgement and Conveyance Agreement.

Mortgage Loan Remittance Rate:  With respect to each Mortgage Loan, the annual rate of interest remitted to the Purchaser, which shall be equal to the Mortgage Interest Rate minus the Servicing Fee Rate.

Mortgage Loan Schedule:  The schedule of Mortgage Loans annexed hereto as Annex 1 to each Acknowledgment and Conveyance Agreement, such schedule setting forth the following information with respect to each Mortgage Loan in the related Mortgage Loan Package:

(1)

the Seller's Mortgage Loan identifying number;

(2)

the Mortgagor's name;

(3)

the street address of the Mortgaged Property including the city, state and zip code;

(4)

a code indicating whether the Mortgaged Property is owner-occupied; a second home or an investor property;

(5)

the type of residential property constituting the Mortgaged Property;

(6)

the original months to maturity and the remaining months to maturity from the Cut-off Date, in any case based on the original amortization schedule and, if different, the maturity expressed in the same manner but based on the actual amortization schedule;

(7)

the Loan-to-Value Ratio at origination;

(8)

the Mortgage Interest Rate;

(9)

the stated maturity date;

(10)

the amount of the Monthly Payment as of the Cut-off Date;

(11)

the original principal amount of the Mortgage Loan;

(12)

the principal balance of the Mortgage Loan as of the opening of business on the Cut-off Date, after deduction of payments of principal due on or before the Cut-off Date whether or not collected;

(13)

 a code indicating the purpose of the Mortgage Loan (i.e., purchase, rate and term refinance, equity take-out refinance);

(14)

 a code indicating the documentation style (i.e. full, alternative or reduced);

(15)

 the number of times during the twelve (12) month period preceding the Cut-off Date that any Monthly Payment has been received more than thirty (30) days after its Due Date;

(16)  the date on which the first payment is or was due;

(17)

a code indicating whether or not the Mortgage Loan is the subject of Primary Mortgage Insurance and, if so, the name of the primary mortgage insurer and the coverage percentage.

(18)

the number of units for all Mortgaged Properties;

(19)

the Mortgage Interest Rate as of the related Cut - off Date;

(20)

the amount of Monthly Payment at the time of origination

(21)

MIN #, if applicable;

(22)

the number of times during the twelve (12) month period preceding the related Cut - off Date that any Monthly Payment has been received more than thirty days after its Due Date; and

(23)

the date on which the first payment is or was due.

With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-off Date:

(1)

the number of Mortgage Loans;

(2)

the current aggregate outstanding principal balance of the Mortgage Loans;

(3)

the weighted average Mortgage Interest Rate of the Mortgage Loans; and

(4)

the weighted average months to maturity of the Mortgage Loans;

Mortgage Note:  The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

Mortgaged Property: With respect to a Mortgage Loan that is not a Co-op Loan, the underlying real property securing repayment of a Mortgage Note, consisting of a single parcel of real estate considered to be real estate under the laws of the State in which such real property is located, which may include condominium units and planned unit developments, improved by a residential dwelling; except that with respect to real property located in jurisdictions in which the use of leasehold estates for residential properties is a widely-accepted practice, a leasehold estate of the Mortgagor, the term of which is equal to or longer than the term of the Mortgage. With respect to a Co-op Loan, the stock allocated to a dwelling unit in the residential cooperative housing corporation that was pledged to secure such Co-op Loan and the related Co-op Lease.

Mortgagor:  The obligor on a Mortgage Note.

Negative Amortization: A gradual increase in the mortgage debt that occurs when the monthly fixed installment is not sufficient for full application to both principal and interest.  The interest shortage is added to the unpaid principal balance to create “negative” amortization.

OCC:  Office of the Comptroller of the Currency, its successors and assigns.

Officers' Certificate:  A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Senior Vice President or a Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Seller, and delivered to the Purchaser as required by this Agreement.

Opinion of Counsel:  A written opinion of counsel, who may be an employee of the party on behalf of whom the opinion is being given, reasonably acceptable to the Purchaser, provided that any opinion of counsel relating to (a) qualification of the Mortgage Loans in a REMIC or (b) compliance with the REMIC Provisions, must be an opinion of counsel who (i) is in fact independent of the Servicer of the Mortgage Loans, (ii) does not have any material direct or indirect financial interest in the Servicer of the Mortgage Loans or in an affiliate of either and (iii) is not connected with the Servicer of the Mortgage Loans as an officer, employee, director or person performing similar functions.  The cost of the preparation and delivery of any such opinion requested by the Trustee shall be an expense of the Trust Fund unless Purchaser decides, in its own discretion, to bear such expense for the Trust Fund, in which case any such cost will be borne by Purchaser.

Originator:  Means, with respect to any Mortgage Loan, the entity(ies) that (i)  took the Mortgagor’s loan application (ii) processed the Mortgagor’s loan application, or (iii)

closed and/or funded the Mortgagor’s Mortgage Loan.

OTS:  Office of Thrift Supervision, its successors and assigns.

Person:  Any individual, corporation, limited liability corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

Prepayment Interest Shortfall Amount:  With respect to any Mortgage Loan that was subject to a Principal Prepayment in full or in part during any Principal Prepayment Period, which Principal Prepayment was applied to such Mortgage Loan during such Principal Prepayment Period, the amount of interest (at the Mortgage Loan Remittance Rate) that would have accrued on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on the day immediately preceding the  Due Date, inclusive.

Primary Mortgage Insurance Policy:  Each primary policy of mortgage insurance represented to be in effect pursuant to the Mortgage Loan Schedule, or any replacement policy therefor obtained by the Seller pursuant to Section 4.08 in each case, in a form acceptable to Fannie Mae or FHLMC and issued  by a Qualified Insurer.

Prime Rate:  The prime rate announced to be in effect from time to time as published as the average rate in The Wall Street Journal (Northeast Edition).

Principal Prepayment:  Any payment or other recovery of principal on a Mortgage Loan, full or partial, which is received in advance of its scheduled Due Date, including any prepayment penalty or premium thereon and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

Principal Prepayment Period:  With respect to any Remittance Date, the calendar month immediately preceding the month in which the related Remittance Date occurs.

Prior Servicer:  Any Person that was a servicer of any Mortgage Loan before Seller became the Servicer of the Mortgage Loan, if applicable.

Product Guidelines:   The product guidelines of the Seller, substantially in the form annexed hereto as Exhibit K.

Purchase Price: As defined in Section 2.02.

Purchase Price and Terms Letter: As defined in the Recitals to this Agreement.

Purchaser: J.P. Morgan Mortgage Acquisition Corp., its successors in interest and assigns.

Qualified Appraiser:  An appraiser, duly appointed by the Seller, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and such appraiser and the appraisal made by such appraiser both satisfy the requirements of Title XI of FIRREA and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated.

Qualified Insurer:  An insurance company duly qualified as such under the laws of the states in which the Mortgaged Properties are located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided, approved as an insurer by Fannie Mae and FHLMC.

Rating Agencies: Standard & Poor's Ratings Services, Moody's Investors Service, Inc. or, in the event that some or all ownership of the Mortgage Loans is evidenced by mortgage-backed securities, the nationally recognized rating agencies issuing ratings with respect to such securities, if any.

Refinanced Mortgage Loan:  A Mortgage Loan which was made to a Mortgagor who owned the Mortgaged Property prior to the origination of such Mortgage Loan and the proceeds of which were used in whole or part to satisfy an existing mortgage.

Regulation X:    HUD regulations implementing RESPA.

REMIC:  A "real estate mortgage investment conduit," as such term is defined in the Internal Revenue Code of 1986, as amended.

Remittance Date:  The 18th day of any month, beginning with the First Remittance Date, or if such 18th day is not a Business Day, the first Business Day immediately preceding such 18th day.

REO Disposition:  The final sale by the Seller of any REO Property.

REO Disposition Proceeds:  Amounts received by the Seller in connection with a related REO Disposition.

REO Property:  A Mortgaged Property acquired by the Seller on behalf of the Purchaser as described in Section 4.13.

Repurchase Price:  With respect to any Mortgage Loan, an amount equal to (A) the Stated Principal Balance of such Mortgage Loan as of the date of repurchase plus (B) interest on such Stated Principal Balance at the Mortgage Loan Remittance Rate from and including the last Due Date through which interest has been paid on behalf of the Mortgagor or advanced by the Servicer to and including the day prior to such date of repurchase, less amounts received in respect of such repurchased Mortgage Loan for distribution in connection with such Mortgage Loan, plus amounts advanced, if any, by any servicer; provided, however, that if at the time of repurchase the Servicer is not the Seller or an affiliate of the Seller, the amount described in clause (B) shall be computed at the sum of (i) the Mortgage Loan Remittance Rate and (ii) the Servicing Fee Rate.

RESPA:  Real Estate Settlement Procedures Act, as amended.

SAIF:  The Savings Association Insurance Fund, or any successor thereto.

Sarbanes Certifying Party:  A Person who provides certification required under the Sarbanes-Oxley Act of 2002 in connection with a Securitization or other securitization transaction.

Securitization: The transfer of the Mortgage Loans to a trust formed as part of a publicly issued and/or privately placed, rated securitization, including the issuance of the related securities.

Seller's Officer's Certificate: A certificate signed by the Chairman of the Board, President, any Vice President or Treasurer of Seller stating the date by which Seller expects to receive any missing documents sent for recording from the applicable recording office.

Servicer: Chase Manhattan Mortgage Corporation, its successors and assigns.

Servicing Advances:  All customary, reasonable and necessary "out of pocket" costs and expenses (including reasonable attorneys' fees and disbursements) incurred in the performance by the Seller of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement, administrative or judicial proceedings, or any legal work or advice specifically related to servicing the Mortgage Loans, including but not limited to, foreclosures, bankruptcies, condemnations, drug seizures, elections, foreclosures by subordinate or superior lienholders, and other legal actions incidental to the servicing of the Mortgage Loans (provided that such expenses are reasonable and that the Seller specifies the Mortgage Loan(s) to which such expenses relate, and provided further that any such enforcement, administrative or judicial proceeding does not arise out of a breach of any representation, warranty or covenant of the Seller hereunder), (c) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in full or partial satisfaction of the Mortgage, (d) taxes, assessments, water rates, sewer rates and other charges which are or may become a lien upon the Mortgaged Property, and Primary Mortgage Insurance Policy premiums and fire and hazard insurance coverage, (e) any expenses reasonably sustained by the Seller, as servicer, with respect to the liquidation of the Mortgaged Property in accordance with the terms of this Agreement and (f) compliance with the obligations under Section 4.08.

Servicing Fee:  With respect to each Mortgage Loan, the amount of the annual fee the Purchaser shall pay to the Seller, which shall, for a period of one full month, be equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b) the Stated Principal Balance of such Mortgage Loan.  Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is computed.  The obligation of the Purchaser to pay the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds, to the extent permitted by Section 4.05) of such Monthly Payment collected by the Seller, or as otherwise provided under Section 4.05.

Servicing Fee Rate:  The Servicing Fee Rate shall be a rate per annum equal to 25 basis points (0.25%).

Servicing File:  With respect to each Mortgage Loan, the file retained by the Seller consisting of originals or images of originals of all documents in the Mortgage File which are not delivered to the Purchaser or its designee and copies of the Mortgage Loan Documents listed in Exhibit A, the originals of which are delivered to the Purchaser or its designee pursuant to Section 2.04.

Servicing Officer:  Any officer of the Seller involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Seller to the Purchaser upon request, as such list may from time to time be amended.

Servicing Rights:  Means the obligations to collect the payments for the reduction of principal and application of interest, pay taxes and insurance, remit collected payments, provide foreclosure services, provide full escrow administration and otherwise administer the Mortgage Loans in accordance with Applicable Requirements, together with the right to receive the servicing fee income and any ancillary income arising from or connected to the Mortgage Loans.  Servicing Rights shall include retention of the related custodial escrow or impound accounts created and maintained by Seller with respect to the Mortgage Loans for the deposit and retention of interest and principal, taxes, assessments or grounds rents, hazard and mortgage insurance and other related escrow or custodial items.

Stated Principal Balance:  As to each Mortgage Loan as of any date of determination, (i) the principal balance of such Mortgage Loan at the Cut-off Date after giving effect to payments of principal due on or before such date, whether or not received, minus (ii) all amounts previously distributed to the Purchaser with respect to the Mortgage Loan representing payments or recoveries of principal or advances in lieu thereof.

Subservicer:  Any subservicer which is subservicing the Mortgage Loans pursuant to a Subservicing Agreement.  Any subservicer shall meet the qualifications set forth in Section 4.01.

Subservicing Agreement:  An agreement between the Seller and a Subservicer for the servicing of the Mortgage Loans.

Trade Confirmation: With respect to each purchase of a Mortgage Loan Package hereunder, that certain confirmation letter in the form of Exhibit E hereto setting forth the general terms, conditions and portfolio characteristics for each Mortgage Loan Package to be purchased hereunder as of any Closing Date.

Trade Date:  A date on which the Seller shall commit to sell and the Purchaser shall commit to purchase, pursuant to and as evidenced by the related Trade Confirmation, certain Mortgage Loans with the loan characteristics set forth in the related Trade Confirmation.

Trust:  Any trust identified by Purchaser into which Mortgage Loans have been placed as part of a reconstitution.

Trust Agreement:

The agreement pursuant to which the Trust is created.

Trustee:  Any trustee identified by Purchaser in connection with any Trust.

Trust Fund:  Any trust fund identified by the Trustee with respect to a Trust.

ARTICLE II

SERVICING OF MORTGAGE LOANS;

RECORD TITLE AND POSSESSION OF MORTGAGE FILES;

BOOKS AND RECORDS; CUSTODIAL AGREEMENT;

DELIVERY OF MORTGAGE LOAN DOCUMENTS

Section 2.01

Agreement to Purchase.

On each Trade Date, the Seller will agree to sell and the Purchaser will agree to purchase the Mortgage Loans with the loan characteristics set forth in the initial Purchase Price and Terms Letter or the subsequent related Trade Confirmation. On the date of the initial Purchase Price and Terms Letter or the subsequent respective Trade Dates, the Seller has agreed to sell and the Purchaser has agreed to purchase the Mortgage Loans more particularly described in the Purchase Price and Terms Letters or the subsequent related Trade Confirmation. On each Closing Date, the Seller will sell and the Purchaser will purchase the Mortgage Loans in each Mortgage Loan Package, exclusive of the servicing rights associated therewith, having an aggregate principal balance on the related Cut-off Date in an amount as set forth in the related Mortgage Loan Schedule.  The Seller shall deliver the related Mortgage Loan Schedule for the Mortgage Loans to be purchased on the related Closing Date to the Purchaser at least two (2) Business Days prior to the related Closing Date. On each Closing Date, the parties will execute an Acknowledgement and Conveyance Agreement applicable to each such purchase and sale.

Section 2.02

Purchase Price.

The Purchase Price for each Mortgage Loan shall be the percentage of par as defined in the initial Purchase Price and Terms Letter or the subsequent related Trade Confirmation as the Purchase Price Percentage(subject to adjustment as provided therein), multiplied by the aggregate principal balance, as of the related Cut-off Date, of the Mortgage Loans in each Mortgage Loan Package, after application of scheduled payments of principal due on or before the related Cut-off Date whether or not collected.  The initial principal amount of the Mortgage Loans shall be the aggregate principal balance of the Mortgage Loans, so computed as of the related Cut-off Date.

In addition to the Purchase Price as described above, the Purchaser shall pay to the Seller, on the related Closing Date, accrued interest on the Stated Principal Balance of the Mortgage Loans as of the related Cut-off Date at the weighted average Mortgage Loan Remittance Rate of the Mortgage Loans from the Cut off Date through the day prior to the Closing Date, inclusive.

The Purchase Price plus accrued interest as set forth in the preceding paragraphs shall be paid on the related Closing Date by wire transfer of immediately available funds.

The Purchaser shall be entitled to (1) all scheduled principal due after the related Cut-off Date, (2) all other recoveries of principal collected on or after the related Cut-off Date (provided, however, that all scheduled payments of principal due on or before the related Cut-off Date and collected by the Seller or any successor servicer after the related Cut-off Date shall belong to the Seller), and (3) all payments of interest on the Mortgage Loans net of applicable Servicing Fees (minus that portion of any such payment which is allocable to the period prior to the related Cut-off Date).  The outstanding principal balance of each Mortgage Loan as of the related Cut-off Date is determined after application of payments of principal due on or before the related Cut-off Date whether or not collected, together with any unscheduled Principal Prepayments collected prior to the related Cut-off Date; provided, however, that payments of scheduled principal and interest prepaid for a Due Date beyond the related Cut-off Date shall not be applied to the principal balance as of the related Cut-off Date.  Such prepaid amounts shall be the property of the Purchaser.  The Seller shall deposit any such prepaid amounts into the Custodial Account, which account is established for the benefit of the Purchaser for subsequent remittance by the Seller to the Purchaser.

If a Mortgage Loan prepays in full between the Cut-off Date and the Closing Date, inclusive, the Seller shall either remove such Mortgage Loan from the Mortgage Loan Schedule or if the Mortgage Loan Schedule has been finalized, reimburse the Purchaser for the premium over par which the Purchaser paid within 5 business days of request by the Purchaser; provided, however, such request shall not be later than 60 days after the Closing Date.

If, subsequent to the related Closing Date, the amount on which the Purchase Price with respect to a Mortgage Loan was based is found to be in error, or if, for any other reason, the Purchase Price or such other amounts are found to be in error, within ten (10) Business Days of the receipt of information sufficient to provide notice that payment is due the party benefiting from the error shall pay an amount sufficient to correct and reconcile the Purchase Price plus interest thereon at an agreed upon market rate or such other amounts and shall provide a reconciliation statement and such other documentation sufficient reasonably to satisfy the other party concerning the accuracy of such reconciliation.

Section 2.03

Servicing of Mortgage Loans.

The Seller agrees that, as of each Closing Date,, the Seller will service the Mortgage Loans included in such the Mortgage Loan Package subject to the terms of this Agreement.  The rights of the Purchaser to receive payments with respect to the related Mortgage Loans shall be as set forth in this Agreement.

Section 2.04

Record Title and Possession of Mortgage Files; Maintenance of Servicing Files.

As of each Closing Date, the Seller sold, transferred, assigned, set over and conveyed to the Purchaser, without recourse, and the Seller hereby acknowledges that the Purchaser has, subject to the terms of this Agreement, all the right, title and interest of the Seller in and to the Mortgage Loans included in such related Mortgage Loan Package.  The delivery of the Mortgage Files was on the related Closing Date at the expense of the Seller.  Seller shall maintain a Servicing File consisting of a copy of the contents of each Mortgage File and the originals of the documents in each Mortgage File not delivered to the Purchaser. The Servicing File shall contain all documents necessary to service the Mortgage Loans.  The possession of each Servicing File by the Seller is at the will of the Purchaser, for the sole purpose of servicing the related Mortgage Loan, and such retention and possession by the Seller is in a custodial capacity only.  From the related Closing Date, the ownership of each Mortgage Loan, including the Mortgage Note, the Mortgage, the contents of the related Mortgage File and all rights, benefits, proceeds and obligations arising therefrom or in connection therewith, has been vested in the Purchaser.  All rights arising out of the Mortgage Loans including, but not limited to, all funds received on or in connection with the Mortgage Loans and all records or documents with respect to the Mortgage Loans prepared by or which come into the possession of the Seller shall be received and held by the Seller in trust for the benefit of the Purchaser as the owner of the Mortgage Loans.  Any portion of the Mortgage Files retained by the Seller shall be appropriately identified in the Seller's computer system to clearly reflect the ownership of the Mortgage Loans by the Purchaser.  The Seller shall release its custody of the contents of the Mortgage Files only in accordance with written instructions of the Purchaser, except when such release is required as incidental to the Seller's servicing of the Mortgage Loans or is in connection with a repurchase of any Mortgage Loan or Loans with respect thereto pursuant to this Agreement, such written instructions shall not be required.

Section 2.05

Books and Records.

On the related Closing Date, the sale of each Mortgage Loan included in such Mortgage Loan Package has been reflected on the Seller's balance sheet and other financial statements as a sale of assets by the Seller.  The Seller shall be responsible for maintaining, and shall maintain, a complete set of books and records for the Mortgage Loans which shall be appropriately identified in the Seller's computer system to clearly reflect the ownership of the Mortgage Loan by the Purchaser.  In particular, the Seller shall maintain in its possession, available for inspection by the Purchaser, or its designee and shall deliver to the Purchaser upon demand, evidence of compliance with all federal, state and local laws, rules and regulations, and requirements of Fannie Mae or FHLMC, as applicable, including but not limited to documentation as to the method used in determining the applicability of the provisions of the Flood Disaster Protection Act of 1973, as amended, to the Mortgaged Property, documentation evidencing insurance coverage and eligibility of any condominium project for approval by Seller and periodic inspection reports as required by Section 4.13.  To the extent that original documents are not required for purposes of realization of Liquidation Proceeds or Insurance Proceeds, documents maintained by the Seller may be in the form of microfilm or microfiche or such other reliable means of recreating original documents, including but not limited to, optical imagery techniques so long as the Seller complies with the requirements of the Fannie Mae Guides.

The Seller shall maintain with respect to each Mortgage Loan and shall make available for inspection by any Purchaser or its designee the related Servicing File during the time the Purchaser retains ownership of a Mortgage Loan and thereafter in accordance with applicable laws and regulations.

In addition to the foregoing, Seller shall provide to any supervisory agents or examiners that regulate Purchaser, including but not limited to, the OTS, the FDIC and other similar entities, access, during normal business hours, upon reasonable advance notice to Seller and without charge to Purchaser or such supervisory agents or examiners, to any documentation regarding the Mortgage Loans that may be required by any applicable regulator.  It is anticipated that Purchaser will reimburse Seller for its out-of-pocket expenses incurred in complying with this requirement.

Section 2.06

Transfer of Mortgage Loans.

The Seller shall keep at its servicing office books and records in which, subject to such reasonable regulations as it may prescribe, the Seller shall note transfers of Mortgage Loans.  No transfer of a Mortgage Loan may be made unless such transfer is in compliance with the terms hereof.  For the purposes of this Agreement, the Seller shall be under no obligation to deal with any person with respect to this Agreement or any Mortgage Loan unless a notice of the transfer of such Mortgage Loan has been delivered to the Seller in accordance with this Section 2.06 and the books and records of the Seller show such person as the owner of the Mortgage Loan.  The Purchaser may, subject to the terms of this Agreement, sell and transfer one or more of the Mortgage Loans, provided, however, that (i) the transferee will not be deemed to be a Purchaser hereunder binding upon the Seller unless such transferee shall agree in writing to be bound by the terms of this Agreement and an original counterpart of the instrument of transfer and an Assignment and Assumption of this Agreement in substantially the form of Exhibit D hereto executed by the transferee shall have been delivered to the Seller, (ii) in no event shall there be more than three (3) Persons at any given time for each Mortgage Loan Package having the status of "Purchaser" under each of the reconstitution transactions, as more particularly described in Sections 11.01 and 12.12 hereunder, and (iii) if the Seller is to service pursuant to a reconstitution transactions, the agreement will not contain any greater obligations on the part of the Seller than are contained in this Agreement.  The Purchaser also shall advise the Seller of the transfer.  Upon receipt of notice of the transfer, the Seller shall mark its books and records to reflect the ownership of the Mortgage Loans of such assignee, and the previous Purchaser shall be released from its obligations hereunder with respect to the Mortgage Loans sold or transferred.

Section 2.07

Delivery of Mortgage Loan Documents.

  The Mortgage Loan Documents shall be held by the Seller’s Custodian, JPM Chase Bank, and released to the Purchaser or its designee, JPMorgan Chase Bank, upon completion of all closing provisions, in accordance with section 12.07. .  All other documents in Exhibit A hereto, together with all other documents executed in connection with the Mortgage Loan that Seller may have in its possession, shall be retained by the Servicer in trust for the Purchaser.  If the Seller cannot deliver the original recorded Mortgage Loan Documents or the original policy of title insurance, including riders and endorsements thereto, on the related Closing Date, the Seller shall, promptly upon receipt thereof and in any case not later than 180 days from the related Closing Date, deliver such original documents, including original recorded documents, to the Purchaser or its designee (unless the Seller is delayed in making such delivery by reason of the fact that such documents shall not have been returned by the appropriate recording office).  If delivery is not completed within 180 days of the related Closing Date solely due to delays in making such delivery by reason of the fact that such documents shall not have been returned by the appropriate recording office, Seller shall deliver such document to Purchaser, or its designee, within such time period as specified in a Seller's Officer's Certificate.  In the event that documents have not been received by the date specified in the Seller's Officer's Certificate, a subsequent Seller's Officer's Certificate shall be delivered by such date specified in the prior Seller's Officer's Certificate, stating a revised date for receipt of documentation.  The procedure shall be repeated until the documents have been received and delivered. The Seller shall continue to use commercially reasonable best efforts to effect delivery within 270 days of the related Closing Date.

The Seller shall pay all initial recording fees, for the Assignments of Mortgage or Form UCC-3’s for Co-op Loans and any other fees in connection with the transfer of all original documents to the Purchaser or its designee.  Seller shall prepare, in recordable form, all Assignments of Mortgage or Form UCC-3’s for Co-op Loans necessary to assign the Mortgage Loans to Purchaser, or its designee.  Seller shall be responsible for recording the Assignments of Mortgage or Form UCC-3’s for Co-op Loans.

Seller shall provide a copy of the title insurance policy to Purchaser or its designee within ninety (90) days of the receipt of the recorded documents (required for issuance of such policy) from the applicable recording office.

Any review by the Purchaser, or its designee, of the Mortgage Files shall in no way alter or reduce the Seller's obligations hereunder.

If the Purchaser or its designee discovers any defect with respect to a Mortgage File, the Purchaser shall, or shall cause its designee to, give written specification of such defect to the Seller in the exception report or the certification delivered pursuant to this Section 2.07, and the Seller shall cure or repurchase such Mortgage Loan in accordance with Section 3.03.

The Seller shall forward to the Purchaser, or its designee,  original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with Section 4.01 or 6.01 in accordance with the Fannie Mae Guides; provided, however, that the Seller shall provide the Purchaser, or its designee, with a certified true copy of any such document submitted for recordation within one week of its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within sixty (60) days of its submission for recordation.

From time to time, in order to fulfill its obligations hereunder, the Seller may have a need for Mortgage Loan Documents to be released from Purchaser, or its designee.  Purchaser shall, or shall cause its designee, upon the written request of the Seller, within ten (10) Business Days, deliver to the Seller, any requested documentation previously delivered to Purchaser as part of the Mortgage File, provided that such documentation is promptly returned to Purchaser, or its designee, when the Seller no longer requires possession of the document, and provided that during the time that any such documentation is held by the Seller, such possession is in trust for the benefit of Purchaser.  Seller shall indemnify Purchaser, and its designee, from and against any and all losses, claims, damages, penalties, fines, forfeitures, costs and expenses (including court costs and reasonable attorney's fees) resulting from or related to the loss, damage, or misplacement of any documentation delivered to Seller pursuant to this paragraph.

Any and all documents required to be delivered pursuant to this Section 2.07 other than those Mortgage Loan Documents required to be delivered within five (5) Business Days prior to the related Closing Date shall be delivered to the Custodian at the following addressee: JPMorgan Chase Bank, 1040 Oliver Road, Monroe, LA 71201.

Section 2.08

Quality Control Procedures.

The Seller must have an internal quality control program that verifies, on a regular basis, the existence and accuracy of the legal documents, credit documents, property appraisals, and underwriting decisions.  The program must be capable of evaluating and monitoring the overall quality of its loan production and servicing activities.  The program is to ensure that the Mortgage Loans are originated and serviced in accordance with prudent mortgage banking practices and accounting principles; guard against dishonest, fraudulent, or negligent acts; and guard against errors and omissions by officers, employees, or other authorized persons.

SECTION 2.09

Review of Mortgage Files.

Within the time period provided in the related Trade Confirmation, the Purchaser shall have the right to conduct a 100% due diligence review of the legal and credit files applicable to the Mortgage Loans. As part of the due diligence review, the Purchaser shall have the right to reject any Mortgage Loan which is determined not to be in compliance with the Seller’s underwriting guidelines or the terms of the Trade Confirmation. The Purchaser shall in good faith use reasonable efforts to complete its due diligence review of the Mortgage Loans within the time period provided in the related Trade Conformation; provided, however, that the Purchaser’s due diligence review shall, in no event, be completed later than five (5) business days prior to the Closing Date unless Seller fails to provide Purchaser with the information reasonably required for Purchaser to complete its due diligence review within such time period.  The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of the legal and credit files prior to the Closing Date shall not affect the Purchaser’s rights and remedies or Seller’s obligations under the Trade Confirmation or this Agreement, including, without limitation, the Purchaser’s rights and remedies to indemnification and to demand repurchase of any Mortgage Loan.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF

THE SELLER; REPURCHASE; REVIEW OF MORTGAGE LOANS

Section 3.01

Representations and Warranties of the Seller

The Seller represents, warrants and covenants to the Purchaser that as of each Closing Date or as of such date specifically provided herein:

(a)

The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey and has all licenses necessary to carry out its business as now being conducted, and is licensed and qualified to transact business in and is in good standing under the laws of each state in which any Mortgaged Property is located or is otherwise exempt under applicable law from such licensing or qualification or is otherwise not required under applicable law to effect such licensing or qualification and no demand for such licensing or qualification has been made upon such Seller by any such state, and in any event such Seller is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loans in accordance with the terms of this Agreement;

(b)

The Seller has the full power and authority and legal right to hold, transfer and convey each Mortgage Loan, to sell each Mortgage Loan included in the related Mortgage Loan Package and to execute, deliver and perform, and to enter into and consummate all transactions contemplated by this Agreement and to conduct its business as presently conducted, has duly authorized the execution, delivery and performance of this Agreement and any agreements contemplated hereby, has duly executed and delivered this Agreement, and any agreements contemplated hereby, and this Agreement and each Assignment of Mortgage to the Purchaser and any agreements contemplated hereby, constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms, and all requisite corporate action has been taken by the Seller to make this Agreement and all agreements contemplated hereby valid and binding upon the Seller in accordance with their terms;

(c)

None of the execution and delivery of this Agreement, the origination of the Mortgage Loans by the Seller, the sale of the Mortgage Loans to the Purchaser, the consummation of the transactions contemplated hereby, or the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with any of the terms, conditions or provisions of the Seller's charter or by-laws or materially conflict with or result in a material breach of any of the terms, conditions or provisions of any legal restriction or any agreement or instrument to which the Seller is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the material violation of any law, rule, regulation, order, judgment or decree to which the Seller or its property is subject or impair the ability of the Purchaser to realize on the Mortgage Loans or impair the value of the Mortgage Loans;

(d)

Each Mortgage Note, each Mortgage, each Assignment of Mortgage and any other documents required pursuant to this Agreement to be delivered to the Purchaser or its designee, or its assignee for each Mortgage Loan, have been, on or before the related Closing Date, delivered to the Purchaser or its designee, or its assignee;

(e)  There is no litigation, suit, proceeding or investigation pending or threatened, or any order or decree outstanding, with respect to the Seller which, either in one instance or in the aggregate, is reasonably likely to have a material adverse effect on the sale or servicing of the Mortgage Loans, the execution, delivery, performance or enforceability of this Agreement, or which is reasonably likely to have a material adverse effect on the financial condition of the Seller.

(f)  No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement, or the sale of the Mortgage Loans and delivery of the Mortgage Files to the Purchaser or the consummation of the transactions contemplated by this Agreement, except for consents, approvals, authorizations and orders which have been obtained;

(g)  The consummation of the transactions contemplated by this Agreement is in the ordinary course of business of the Seller, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

(h)  The origination, collection and servicing practices used by the Seller, any Originator and Prior Servicers, with respect to each Mortgage Note and Mortgage have been legal and in accordance with applicable laws and regulations, and in all material respects proper and prudent in the mortgage origination and servicing business.  With respect to escrow deposits and payments that the Seller is entitled to collect, all such payments are in the possession of, or under the control of, the Seller, and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made.  All escrow payments have been collected in full compliance with state and federal law and the provisions of the related Mortgage Note and Mortgage.  As to any Mortgage Loan that is the subject of an escrow, escrow of funds is not prohibited by applicable law and has been established in an amount sufficient to pay for every escrowed item that remains unpaid and has been assessed but is not yet due and payable.  No escrow deposits or other charges or payments due under the Mortgage Note have been capitalized under any Mortgage or the related Mortgage Note;

(i)  The Seller used no adverse selection procedures in selecting from among the outstanding first lien residential mortgage loans owned by it which were available for inclusion in the sale to Purchaser;

(j)

The Seller will treat the sale of the Mortgage Loans to the Purchaser as a sale for reporting and accounting purposes and, to the extent appropriate, for federal income tax purposes;

(k)

Seller is an approved seller/servicer of residential mortgage loans for Fannie Mae/FHLMC and HUD, with such facilities, procedures and personnel necessary for the sound servicing of such mortgage loans.  The Seller is duly qualified, licensed, registered and otherwise authorized under all applicable federal, state and local laws, and regulations, if applicable, meets the minimum capital requirements set forth by the OCC, and is in good standing to sell mortgage loans to and service mortgage loans for Fannie Mae/FHLMC and no event has occurred which would make Seller unable to comply with eligibility requirements or which would require notification to either Fannie Mae or FHLMC;

(l)

The Seller does not believe, nor does it have any cause or reason to believe, that it cannot perform each and every covenant contained in this Agreement. The Seller is solvent and the sale of the Mortgage Loans will not cause the Seller to become insolvent.  The sale of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of the Seller’s creditors;

(m)

No statement, tape, diskette, form, report or other document prepared by, or on behalf of, Seller pursuant to this Agreement or in connection with the transactions contemplated hereby, contains or will contain any statement that is or will be inaccurate or misleading in any material respect;

(n)

The Seller acknowledges and agrees that the Servicing Fee represents reasonable compensation for performing such services and that the entire Servicing Fee shall be treated by the Seller, for accounting and tax purposes, as compensation for the servicing and administration of the Mortgage Loans pursuant to this Agreement; in the opinion of Seller, the consideration received by Seller upon the sale of the Mortgage Loans to Purchaser under this Agreement constitutes fair consideration for the Mortgage Loans under current market conditions.

(o)

If requested by the Purchaser, the Seller has delivered to the Purchaser financial statements as to its last two complete fiscal years.  All such financial statements fairly present the pertinent results of operations and changes in financial position for each of such periods and the financial position at the end of each such period of the Seller and its subsidiaries and have been prepared in accordance with GAAP consistently applied throughout the periods involved, except as set forth in the notes thereto.  There has been no change in the business, operations, financial condition, properties or assets of the Seller since the date of the Seller’s financial statements that would have a material adverse effect on its ability to perform its obligations under this Agreement;

(p)

The Seller has not dealt with any broker, investment banker, agent or other person that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans; and

(q) The Seller is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the MERS Mortgage Loans for as long as such Mortgage Loans are registered with MERS.

Section 3.02

Representations and Warranties as to

Individual Mortgage Loans.

The Seller hereby represents and warrants to the Purchaser, as to each Mortgage Loan included in each Mortgage Loan Package, as of the related Closing Date (unless another date is specified in the body of the representation and warranty) as follows:

(a)

The information set forth in the Mortgage Loan Schedule is complete, true and correct in all material respects as of the Cut-off Date;

(b)

With respect to a Mortgage Loan that is not a Co-op Loan, the Mortgage creates a valid, subsisting and enforceable first lien or a first priority ownership interest in an estate in fee simple in real property securing the related Mortgage Note, except that with respect to real property located in jurisdictions in which the use of leasehold estates for residential properties is a widely-accepted practice, the Mortgage may secure and create a first lien upon a leasehold estate of the Mortgagor. With respect to a Mortgage Loan that is a Co-op Loan, the Mortgage creates a first lien or a first priority ownership interest in the stock ownership and leasehold rights associated with the cooperative unit securing the related Mortgage Note;

(c)  Except with respect to a Delinquent Mortgage Loan, all payments due prior to the Cut-off Date for such Mortgage Loan have been made and credited as of the Closing Date, the Mortgage Loan is not delinquent and has not been dishonored as of the Closing Date, there are no material defaults under the terms of the Mortgage loan and, the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage Loan;

(d)  There are no defaults by Seller in complying with the terms of the Mortgage, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or escrow funds have been established in an amount sufficient to pay for every such escrowed item which remains unpaid and which has been assessed but is not yet due and payable;

(e)  The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded to the extent any such recordation is required by law, or, necessary to protect the interest of the Purchaser. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, from the terms thereof except in connection with an assumption agreement and which assumption agreement is part of the Mortgage File and the terms of which are reflected in the Mortgage Loan Schedule; the substance of any such waiver, alteration or modification has been approved by the issuer of any related Primary Mortgage Insurance Policy and title insurance policy, to the extent required by the related policies;

(f)  The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto; and the Mortgagor was not a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated or as of the Closing Date;

(g)

All buildings or other customarily insured improvements upon the Mortgaged Property are insured by an insurer acceptable under the Fannie Mae Guides, against loss by fire, hazards of extended coverage and such other hazards as are provided for in the Fannie Mae Guides or by FHLMC, as well as all additional requirements set forth in Section 4.10 of this Agreement. All such standard hazard policies are in full force and effect and on the date of origination contained a standard mortgagee clause naming the Seller and its successors in interest and assigns as mortgagee loss payee and such clause is still in effect and all premiums due thereon have been paid.  If required by the Flood Disaster Protection Act of 1973, as amended, the Mortgage Loan is covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration which policy conforms to Fannie Mae and FHLMC requirements, as well as all additional requirements set forth in Section 4.10 of this Agreement.  Such policy was issued by an insurer acceptable under Fannie Mae or FHLMC guidelines.  The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor. The hazard insurance policy is the valid and binding obligation of the Insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Purchaser upon the consummation of the transactions contemplated by this Agreement.  The Seller has not engaged in, and has no knowledge of the Mortgagor’s or any Originator’s or Prior Servicer’s having engaged in, any act or omission which would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect of either;

(h)

 Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, RESPA, consumer credit protection, predatory, equal credit opportunity, fair lending or disclosure laws applicable to the Mortgage Loan have been complied with in all material respects; the Seller has maintained, and as servicer shall continue to maintain, evidence of such compliance as required by applicable law or regulation and shall make such evidence available for inspection at Seller’s office during normal business hours upon reasonable advance notice;

(i)

 The Mortgage has not been satisfied, canceled or subordinated, in whole or in part, or rescinded, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission. The Seller has not waived the performance by the Mortgagor of any action, if the Mortgagor’s failure to perform such action would cause the Mortgage Loan to be in default, nor has the Seller waived any default resulting from any action or inaction by the Mortgagor;

(j)

 The Mortgage is a valid, subsisting, enforceable and perfected first lien on the Mortgaged Property, including for Mortgage Loans that are not Co-op Loans, on all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems affixed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing securing the Mortgage Note's original principal balance.  The Mortgage and the Mortgage Note do not contain any evidence of any security interest or other interest or right thereto.  Such lien is free and clear of all adverse claims, liens and encumbrances having priority over the first lien of the Mortgage subject only to (1) the lien of non-delinquent current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording which are acceptable to mortgage lending institutions generally and either (A) which are referred to in either the Originator’s title insurance policy (to the extent short form policies are not utilized) and in the appraisal made for the Originator of the Mortgage Loan, or (B) which do not adversely affect the Appraised Value of the Mortgaged Property as set forth in such appraisal, and (3) other matters to which like properties are commonly subject which do not individually or in the aggregate materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property.  Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting, enforceable and perfected first lien and first priority security interest on the property described therein, and the Seller has the full right to sell and assign the same to the Purchaser.

(k)  The Mortgage Note and the related Mortgage are original and genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in all respects in accordance with its terms subject to bankruptcy, insolvency and other laws of general application affecting the rights of creditors and the Seller has taken all action necessary to transfer such rights of enforceability to the Purchaser.  All parties to the Mortgage Note and the Mortgage had the legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage.  The Mortgage Note and the Mortgage have been duly and properly executed by such parties. No fraud, omission, misrepresentation, negligence or similar occurrence with respect to a Mortgage Loan has taken place on the part of Seller or the Mortgagor, or, to the best of Seller's knowledge, on the part of any other party involved in the origination of the Mortgage Loan.  The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been satisfied.  All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid or are in the process of being paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;

(l) Immediately prior to the transfer and assignment to the Purchaser on the Closing Date, the Seller is the sole owner of the Mortgage Loan and the indebtedness evidenced by each Mortgage Note, and the Seller (or the Seller's designee, Mortgage Electronic Registration System, Inc. ("MERS"), is the holder of the Mortgage, and Seller or the Seller’s designee MERS is the holder of record of the Mortgage, except for the Assignments of Mortgage which have not yet been sent for recording or recorded, and upon recordation (but prior to the recordation of the Assignment of Mortgage to Purchaser) the Seller (or its designee, MERS) will be the holder of record of each Mortgage and upon the sale of the Mortgage Loans to the Purchaser, the Seller will retain the Mortgage Files or any part thereof with respect thereto not delivered to the Purchaser or the Purchaser’s designee, in trust, only for the purpose of servicing and supervising the servicing of each Mortgage Loan. Immediately prior to the transfer and assignment to the Purchaser on the Closing Date, the Mortgage Loan, including the Mortgage Note and the Mortgage, were not subject to an assignment (other than the assignments  by Seller of record title to, but not of any beneficial interest in the Mortgage to Seller's designee, MERS, if applicable), sale or pledge, and the Seller had good and marketable title to and was the sole owner thereof and had full right to transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest and has the full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign the Mortgage Loan pursuant to this Agreement and following the sale of the Mortgage Loan, the Purchaser will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest.  The Seller intends to relinquish all rights to possess, control and monitor the Mortgage Loan, except for the purposes of servicing the Mortgage Loan as set forth in this Agreement.  After the Closing Date, the Seller will have no right to modify or alter the terms of the sale of the Mortgage Loan and the Seller will have no obligation or right to repurchase the Mortgage Loan or substitute another Mortgage Loan, except as provided in this Agreement, or as otherwise agreed to by the Seller and the Purchaser. On or prior to the Closing Date, the Seller will cause the MERS System to name the Purchaser as the Investor on the MERS System and no Person is listed as Interim Funder on the MERS system;

(m)  Each Mortgage Loan that is not a Co-op is covered by an ALTA lender's title insurance policy or other generally acceptable form of policy or insurance acceptable to Fannie Mae or FHLMC, issued by a title insurer acceptable to Fannie Mae or FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (j)(1), (2) and (3) above) the Seller, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. Where required by state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance. Additionally, such lender’s title insurance policy affirmatively insures ingress and egress, and against encroachments by or upon the Mortgaged Property or any interest therein.  The Seller, its successors and assigns, are the sole insureds of such lender's title insurance policy, such title insurance policy has been duly and validly endorsed to the Purchaser and/or the assignment to the Purchaser of the Seller's interest therein does not require the consent of or notification to the insurer and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement.  No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

(n)

There is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event permitting acceleration; and neither the Seller nor any prior mortgagee has waived any default, breach, violation or event permitting acceleration;

(o) There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to or equal to the lien of the related Mortgage;

(p) All improvements subject to the Mortgage which were considered in determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) and no improvements on adjoining properties encroach upon the Mortgaged Property except those which are insured against by the title insurance policy referred to in clause (m) above and all improvements on the Mortgaged Property comply with all applicable zoning and subdivision laws and ordinances;

(q)

The Mortgage Loan was originated by or for the Seller.  The Mortgage Loan complies with all the terms, conditions and requirements of the Product Guidelines in effect at the time of origination of such Mortgage Loan. Copies of the Product Guidelines for the mortgage products, which correspond to the mortgage loans to be purchased by the Purchaser, have been provided to Purchaser.  The Mortgage Notes and Mortgages are on forms generally acceptable to Fannie Mae or FHLMC. The Mortgage Loan bears interest at a fixed rate as set forth in the Mortgage Loan Schedule, and Monthly Payments under the Mortgage Note are due and payable on the first day of each month.  The Mortgage contains the usual and enforceable provisions for the acceleration of the payment of the unpaid principal amount of the Mortgage Loan if the related Mortgaged Property is sold or transferred without the prior consent of the mortgagee thereunder.  At the time the Mortgage Loan was originated, the Originator was either a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act or a savings and loan association, a savings bank, a commercial bank or similar banking institution or a licensed mortgage company which is supervised and examined by a Federal or State authority, or is appropriately licensed in the applicable jurisdiction for the origination activities performed.

(r)

 The Mortgaged Property is not subject to any material damage by waste, fire, earthquake, windstorm, flood or other casualty.  At origination of the Mortgage Loan there was, there has not been, and there currently is, no proceeding pending, or to the actual knowledge of Seller threatened, for the total or partial condemnation of the Mortgaged Property.  To the best of Seller's knowledge, there are no such proceedings scheduled to commence at a future date;

(s) The related Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (1) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (2) otherwise by judicial foreclosure.  There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

(t)

 If the Mortgage constitutes a deed of trust, a trustee, authorized and duly qualified if required under applicable law to act as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses, except as may be required by local law, are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale or attempted sale after default by the Mortgagor;

(u)  The Mortgage File contains an appraisal of the related Mortgaged Property signed prior to the final approval of the mortgage loan application by a Qualified Appraiser who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and the appraisal and appraiser both satisfy the requirements of Fannie Mae or FHLMC and Title XI of the Federal Institutions Reform, Recovery, and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated.  The appraisal is in a form acceptable to Fannie Mae or FHLMC and was made by a Qualified Appraiser;

(v)  All parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (A) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (B) (1) organized under the laws of such state, or (2) qualified to do business in such state, or (3) federal savings and loan associations or national banks or a Federal Home Loan Bank or savings bank having principal offices in such state, or (4) not doing business in such state;

(w) The related Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to above and such collateral does not serve as security for any other obligation;

(x) The Mortgagor has received all disclosure materials required by applicable law with respect to the making of such mortgage loans;

(y) The Mortgage Loan does not contain "graduated payment", “contingent interest”, “shared appreciation” or “buydown” features;

(z) The Mortgagor was not in bankruptcy on the date of origination of the Mortgage Loan and, to the best of the Seller's knowledge, as of the Closing Date, the Mortgagor is not insolvent or in bankruptcy and the Seller has no knowledge of any circumstances or condition with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor's credit standing that could reasonably be expected to cause investors to regard the Mortgage Loan as an unacceptable investment, cause the Mortgage Loan to become delinquent, or materially adversely affect the value or marketability of the Mortgage Loan;

(aa) The Mortgage Loans are fixed rate mortgage loans.  The Mortgage Loans have an original term to maturity of not more than 30 years, with interest payable in arrears on the first day of each month.  Each Mortgage Note requires equal monthly payments which are sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate. No Mortgage Loan contains terms or provisions which would result in Negative Amortization;

(bb) In the event the Mortgage Loan had an LTV greater than 80.0% at origination, (i) the excess of the principal balance of the Mortgage Loan over 65.0% of the Appraised Value of the Mortgaged Property with respect to a Refinanced Mortgage Loan, or (ii) the lesser of the Appraised Value or the purchase price of the Mortgaged Property with respect to a purchase money Mortgage Loan, was insured as to payment defaults by a Primary Mortgage Insurance Policy issued by a Qualified Insurer; except that where either (i) or (ii) was impermissible at origination under applicable law, such Mortgage Loan was originated in compliance with applicable law.  Unless the Primary Mortgage Insurance Policy for a Mortgage Loan was either cancelled upon borrower request or terminated, in either case in accordance with applicable law or the requirements of FNMA, all provisions of such Primary Mortgage Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid.  No Mortgage Loan requires payment of such premiums, in whole or in part by the Purchaser.  No action, inaction, or event has occurred and no state of facts exists that has or will result in the exclusion from, denial of, or defense to coverage. Any Mortgage Loan subject to a Primary Mortgage Insurance Policy obligates the Mortgagor thereunder to maintain the Primary Mortgage Insurance Policy and to pay all premiums and charges in connection therewith. The Mortgage Interest Rate for the Mortgage Loan as set forth on the related Mortgage Loan Schedule is net of any such insurance premium. As of the date of origination, no Mortgage Loan had an LTV greater than 103%;

(cc)

The Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

(dd)

As to Mortgage Loans that are not Co-op loans and are not secured by an interest in a leasehold estate, the Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a single parcel of real property with a detached single family residence erected thereon, or a two- four-family or an individual condominium unit in a condominium project, or an individual unit in a planned unit development, provided, however, that no residence or dwelling is a single parcel of real property with a cooperative housing corporation erected thereon, or a mobile home.  As of the date of origination, no portion of the Mortgaged Property is used for commercial purposes, and since the date of origination, to the best of the Seller’s knowledge, no portion of the Mortgaged Property is used for commercial purposes;

(ee)

Principal payments on the Mortgage Loan commenced no more than sixty (60) days after the funds were disbursed in connection with the Mortgage Loan. The Mortgage Note is payable on the first day of each month in equal monthly installments of principal and interest, with interest calculated and payable in arrears, sufficient to amortize the Mortgage Loan fully by the stated maturity date, over an original term of not more than thirty (30) years from commencement of amortization;

(ff)

As of the date of origination of the Mortgage Loan, the Mortgage Property was lawfully occupied under applicable law, with the exception of non-owner occupied Mortgage Property, and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

(gg)

If the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimis planned unit development), or stock in a cooperative housing corporation, such condominium, cooperative, or planned unit development project meets Seller's eligibility requirements as set forth in Seller's Product Guidelines;

(hh)

To the best of Seller's knowledge, there is no pending action or proceeding directly involving the Mortgaged Property in which compliance with any environmental law, rule or regulation is an issue; to the best of Seller's knowledge, there is no violation of any environmental law, rule or regulation with respect to the Mortgaged Property, and Seller has not received notice of any such violation; and nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property;

(ii)

The Mortgagor has not notified the Seller, and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers Civil Relief Act;

(jj)

No Mortgage Loan was made in connection with the construction or rehabilitation of a Mortgaged Property or facilitating the trade-in or exchange of a Mortgaged Property;

(kk)

No action has been taken or failed to be taken by Seller, on or prior to the Closing Date which has resulted or will result in an exclusion from, denial of, or defense to coverage under any Primary Mortgage Insurance Policy (including, without limitation, any exclusions, denials or defenses which would limit or reduce the availability of the timely payment of the full amount of the loss otherwise due thereunder to the insured) whether arising out of actions, representations, errors, omissions, negligence, or fraud of the Seller, or for any other reason under such coverage;

(ll)

With respect to each Co-op Loan, the related Mortgage is a valid, enforceable and subsisting first security interest on the related cooperative shares securing the related cooperative note and lease, subject only to (a) liens of the cooperative for unpaid assessments representing the Mortgagor’s pro rata share of the cooperative’s payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject and (b) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Security Agreement.  There are no liens against or security interests in the cooperative shares relating to each Co-op Loan (except for unpaid maintenance, assessments and other amounts owed to the related cooperative which individually or in the aggregate will not have a material adverse effect on such Co-op Loan), which have priority equal to or over the Seller’s security interest in such cooperative shares;

(mm)

With respect to each Co-op Loan, a search for filings of financing statements has been made by a company competent to make the same, which company is acceptable to FNMA and qualified to do business in the jurisdiction where the cooperative unit is located, and such search has not found anything which would materially and adversely affect the Co-op Loan;

(nn)   With respect to each Co-op Loan, the related cooperative corporation that owns title to the related cooperative apartment building is a "cooperative housing corporation" within the meaning of Section 216 of the Internal Revenue Code, and is in material compliance with applicable federal, state and local laws which, if not complied with, could have a material adverse effect on the Mortgaged Property;

(oo)    With respect to each Co-op Loan, there is no prohibition against pledging the shares of the cooperative corporation or assigning the Co-op Lease;

(pp)

Each Mortgage Loan has been serviced in all material respects in compliance with Applicable Requirements;

(qq) The Mortgage Loan was originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority;

(rr) With respect to any ground lease to which a Mortgaged Property may be subject: (i) the Mortgagor is the owner of a valid and subsisting leasehold interest under such ground lease: (ii) such ground lease is in full force and effect, unmodified and not supplemented by any writing or otherwise; (iii) all rent, additional rent and other charges reserved therein have been fully paid to the extent payable as of the related Closing Date; (iv) the Mortgagor enjoys the quiet and peaceful possession of the leasehold estate, subject to any sublease; (v) the Mortgagor is not in default under any of the terms of such ground lease, and there are no circumstances which, with the passage of time or the giving of notice, or both, would result in a default under such ground lease; (vi) the lessor under such ground lease is not in default under any of the terms or provisions of such ground lease on the part of the lessor to be observed or performed; (vii) the lessor under such ground lease has satisfied any repair or construction obligations due as of the related Closing Date pursuant to the terms of such ground lease; and (viii) the execution, delivery and performance of the Mortgage do not require the consent (other than those consents which have been obtained and are in full force and effect) under, and will not contravene any provision of or cause a default under, such ground lease;

(ss) Each Mortgage Note, each Mortgage, each Assignment of Mortgage and any other documents required pursuant to this Agreement to be delivered to the Purchaser or its designee, or its assignee for each Mortgage Loan, have been, on or before the Closing Date, delivered to the Purchaser or its designee, or its assignee with the exception of documents required to be recorded and documents dependent on such recorded documents, such as title policies; and

(tt) All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments, ground rents relating to the Mortgage Loans have been paid by Seller to the extent such items are required to be paid by Seller pursuant to Applicable Requirements and as herein provided;

(uu) Each Mortgage Loan shall have a tax service contract and flood insurance monitoring contract which shall have a term of the life of the Mortgage Loan; and

(vv)

The Pool Statistics for the Mortgage Loans are as reflected on Annex 2 to each Acknowledgment and Conveyance Agreement, which statistics are accurate as of the related Cut-Off Date.

(ww)

None of the Mortgage Loans are classified as “high cost” loans under the Home Ownership and Equity Protection Act of 1994 or similar federal, state, or local law governing high cost or predatory loans;

(xx)

No proceeds of any Mortgage Loan were used to finance single-premium credit insurance policies;

(yy)

No Mortgage Loan will impose a prepayment penalty for a term in excess of five (5) years;

(zz) To the extent applicable to the originator of the Mortgage Loan, the Seller or the originator of the Mortgage Loan has complied with the Bank Secrecy Act, including specifically, the amendment set forth in the USA Patriot Act of 2001;

(aaa) No Mortgage Loan secured by a Mortgaged Property located in the State of Georgia was originated on or after October 1, 2002, and on or before March 7, 2003, with an initial balance less than or equal to $322,700; and

(bbb) The Seller has caused to be fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on its borrower credit files to Equifax, Experian, and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis.

Section 3.03

Repurchase; Substitution.

It is understood and agreed that the representations and warranties set forth in Sections 3.01 and 3.02 shall survive the sale of the Mortgage Loans, delivery of the Mortgage Loan Documents to the Purchaser, or its designee, and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage (except with respect to each MERS Designated Mortgage Loan)or the examination, or lack of examination, of any Mortgage File.  Upon notice to either the Seller or the Purchaser of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of a Mortgage Loan or the Mortgage Loans or the interest of the Purchaser in any Mortgage Loan or all of the Mortgage Loans, the party discovering such breach shall give prompt written notice to the other.  The Seller shall have a period of one hundred twenty (120) days from the earlier of its discovery or its receipt of notice of any such breach within which to correct or cure such breach.  The Seller hereby covenants and agrees that if any such breach is not corrected or cured within such one hundred twenty (120) day period, the Seller shall, at the Purchaser's option and not later than one hundred fifty (150) days of its receipt of notice of such breach, repurchase such Mortgage Loan at the Repurchase Price or, with the Purchaser's prior consent, which consent shall not be unreasonably withheld, substitute a Mortgage Loan as provided below.  In the event that any such breach shall involve any representation or warranty set forth in Section 3.01, and such breach is not cured within one hundred twenty (120) days of the earlier of notice to the Seller of such breach, all Mortgage Loans shall, at the option of the Purchaser, be repurchased by the Seller at the Repurchase Price.  Any such repurchase shall be accomplished by deposit in the Custodial Account of the amount of the Repurchase Price, after deducting therefrom any amounts received in respect of such repurchased Mortgage Loan and being held in the Custodial Account for future distribution. Notwithstanding the availability of funds in the Custodial Account, Seller shall issue the full Repurchase Price to the Purchaser.

If the Seller is required to repurchase any Mortgage Loan pursuant to this Section 3.03, the Seller may, with the Purchaser's prior consent, which consent shall not be unreasonably withheld, within one hundred twenty (120) days from the related Closing Date, remove such defective Mortgage Loan from the terms of this Agreement and substitute another mortgage loan for such defective Mortgage Loan, in lieu of repurchasing such defective Mortgage Loan.  Any substitute Mortgage Loan shall (a) have a principal balance at the time of substitution not in excess of the principal balance of the defective Mortgage Loan (the amount of any difference, plus one month's interest thereon at the Mortgage Interest Rate borne by the defective Mortgage Loan, being paid by the Seller and deemed to be a Principal Prepayment to be deposited by the Seller in the Custodial Account), (b) have a Mortgage Interest Rate not less than, and not more than one percentage point greater than, the Mortgage Interest Rate of the removed Mortgage Loan, (c) have a remaining term to stated maturity not later than, and not more than one (1) year less than, the remaining term to stated maturity of the removed Mortgage Loan, (d) be, in the reasonable determination of the Purchaser, of the same type, quality and character (including location of the Mortgaged Property) as the removed Mortgage Loan as if the breach had not occurred, (e) have a Loan-to-Value Ratio at origination no greater than that of the removed Mortgage Loan, (f) be, in the reasonable determination of the Purchaser, in material compliance with the representations and warranties contained in this Agreement and described in Section 3.02 as of the date of substitution, and (g) not have been more than thirty (30) days delinquent since its origination date.

The Seller shall amend the related Mortgage Loan Schedule to reflect the withdrawal of the removed Mortgage Loan from this Agreement and the substitution of such substitute Mortgage Loan therefor.  Upon such amendment, the Purchaser shall review the Mortgage File delivered to it relating to the substitute Mortgage Loan.  In the event of such a substitution, accrued interest on the substitute Mortgage Loan for the month in which the substitution occurs and any Principal Prepayments made thereon during such month shall be the property of the Purchaser and accrued interest for such month on the Mortgage Loan for which the substitution is made and any Principal Prepayments made thereon during such month shall be the property of the Seller.  The principal payment on a substitute Mortgage Loan due on the Due Date in the month of substitution shall be the property of the Seller and the principal payment on the Mortgage Loan for which the substitution is made due on such date shall be the property of the Purchaser.

It is understood and agreed that the obligation of the Seller set forth in this Section 3.03 to cure, repurchase or substitute for a defective Mortgage Loan, and to indemnify Purchaser pursuant to Section 8.01, constitutes the sole remedies of the Purchaser respecting a breach of the foregoing representations and warranties.  If the Seller fails to repurchase or substitute for a defective Mortgage Loan in accordance with this Section 3.03, or fails to cure a defective Mortgage Loan to Purchaser's reasonable satisfaction in accordance with this Section 3.03, or to indemnify Purchaser pursuant to Section 8.01, that failure shall, upon compliance by the Purchaser with the next to the last paragraph of this Section 3.03, be an Event of Default and the Purchaser shall be entitled to pursue all remedies available in this Agreement as a result thereof.  No provision of this paragraph shall affect the rights of the Purchaser to terminate this Agreement for cause, as set forth in Sections 10.01 and 11.01.

Any cause of action against the Seller relating to or arising out of the breach of any representations and warranties made in Sections 3.01 and 3.02 shall accrue as to any Mortgage Loan upon (i) the earlier of discovery of such breach by the Seller or notice thereof by the Purchaser to the Seller, (ii) failure by the Seller to cure such breach or repurchase such Mortgage Loan as specified above, and (iii) demand upon the Seller by the Purchaser for compliance with this Agreement.

In the event that any Mortgage Loan is held by a REMIC, notwithstanding any contrary provision of this Agreement, with respect to any Mortgage Loan that is not in default or as to which no default is imminent, Purchaser may elect not to require repurchase or permit substitution pursuant to Subsection 3.03 after the applicable REMIC's "start up day" (as defined in Section 860G(a) (9) of the Code), unless the Seller has obtained an Opinion of Counsel to the effect that such repurchase or substitution will not (i) result in the imposition of taxes on "prohibited transactions" of such REMIC (as defined in Section 860F of the Code) or otherwise subject the REMIC to tax, or (ii) cause the REMIC to fail to qualify as a REMIC at any time.

ARTICLE IV

ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS

Section 4.01

Seller to Act as Servicer.

The Seller, as independent contract servicer, shall service and administer the Mortgage Loans in accordance with this Agreement and with Applicable Requirements, and shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which the Seller may deem necessary or desirable and consistent with the terms of this Agreement and with Applicable Requirements and exercise the same care that it customarily employs for its own account.  Except as set forth in this Agreement, the Seller shall service the Mortgage Loans in strict compliance with the servicing provisions of the Fannie Mae Guides, which include, but are not limited to, provisions regarding the liquidation of Mortgage Loans, the collection of Mortgage Loan payments, the payment of taxes, insurance and other charges, the maintenance of hazard insurance with a Qualified Insurer, the maintenance of mortgage impairment insurance, the maintenance of fidelity bond and errors and omissions insurance, inspections, the restoration of Mortgaged Property, the maintenance of Primary Mortgage Insurance Policies, insurance claims, the title, management and disposition of REO Property, permitted withdrawals with respect to REO Property, liquidation reports, and reports of foreclosures and abandonments of Mortgaged Property, the transfer of Mortgaged Property, the release of Mortgage Files, annual statements, and examination of records and facilities.  In the event of any conflict, inconsistency or discrepancy between any of the servicing provisions of this Agreement and any of the servicing provisions of the Fannie Mae Guides, the provisions of this Agreement shall control and be binding upon the Purchaser and the Seller.

Consistent with the terms of this Agreement, the Seller may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of any such term or in any manner grant indulgence to any Mortgagor if in the Seller's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser, provided, however, that unless the Seller has obtained the prior written consent of the Purchaser, the Seller shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan.  In the event of any such modification which has been agreed to in writing by the Purchaser and which permits the deferral of interest or principal payments on any Mortgage Loan, the Seller shall, on the Business Day immediately preceding the Remittance Date in any month in which any such principal or interest payment has been deferred, deposit in the Custodial Account from its own funds, in accordance with Section 4.04, the difference between (a) such month's principal and one month's interest at the Mortgage Loan Remittance Rate on the unpaid principal balance of such Mortgage Loan and (b) the amount paid by the Mortgagor.  The Seller shall be entitled to reimbursement for such advances to the same extent as for all other advances pursuant to Section 4.05.  Without limiting the generality of the foregoing, the Seller shall continue, and is hereby authorized and empowered, to prepare, execute and deliver, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. Notwithstanding anything herein to the contrary, the Seller may not enter into a forbearance agreement or similar arrangement with respect to any Mortgage Loan which runs more than 180 days after the first delinquent Due Date.  Any such agreement shall be approved by any applicable holder of a Primary Mortgage Insurance Policy, if required.

In servicing and administering the Mortgage Loans, the Seller shall employ Applicable Requirements, giving due consideration to the Purchaser's reliance on the Seller. Unless a different time period is stated in this Agreement, Purchaser shall be deemed to have given consent in connection with a particular matter if Purchaser does not affirmatively grant or deny consent within five (5) Business Days from the date Purchaser receives a second written request for consent for such matter from Seller as servicer.

The Mortgage Loans may be subserviced by the Subservicer on behalf of the Seller provided that the Subservicer is an entity that engages in the business of originating, acquiring or servicing loans, and in either case shall be authorized to transact business, and licensed to service mortgage loans, in the state or states where the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Subservicer to perform its obligations hereunder and under the Subservicing Agreement, and in either case shall be a FHLMC or Fannie Mae approved mortgage servicer in good standing, and no event has occurred, including but not limited to a change in insurance coverage, which would make it unable to comply with the eligibility requirements for lenders imposed by Fannie Mae or for seller/servicers imposed by FHLMC, or which would require notification to Fannie Mae or FHLMC.  In addition, each Subservicer will obtain and preserve its qualifications to do business as a foreign corporation and its licenses to service mortgage loans, in each jurisdiction in which such qualifications and/or licenses are or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform or cause to be performed its duties under the related Subservicing Agreement.  The Seller may perform any of its servicing responsibilities hereunder or may cause the Subservicer to perform any such servicing responsibilities on its behalf, but the use by the Seller of the Subservicer shall not release the Seller from any of its obligations hereunder and the Seller shall remain responsible hereunder for all acts and omissions of the Subservicer as fully as if such acts and omissions were those of the Seller.  The Seller shall pay all fees and expenses of the Subservicer from its own funds, and the Subservicer's fee shall not exceed the Servicing Fee.  Seller shall notify Purchaser promptly in writing upon the appointment of any Subservicer.

At the cost and expense of the Seller, without any right of reimbursement from the Custodial Account, the Seller shall be entitled to terminate the rights and responsibilities of the Subservicer and arrange for any servicing responsibilities to be performed by a successor subservicer meeting the requirements in the preceding paragraph, provided, however, that nothing contained herein shall be deemed to prevent or prohibit the Seller, at the Seller's option, from electing to service the related Mortgage Loans itself.  In the event that the Seller's responsibilities and duties under this Agreement are terminated pursuant to Section 4.13, 8.04, 9.01, 10.01 or 10.02 and if requested to do so by the Purchaser, the Seller shall at its own cost and expense terminate the rights and responsibilities of the Subservicer effective as of the date of termination of the Seller.  The Seller shall pay all fees, expenses or penalties necessary in order to terminate the rights and responsibilities of the Subservicer from the Seller's own funds without reimbursement from the Purchaser.

Notwithstanding any of the provisions of this Agreement relating to agreements or arrangements between the Seller and the Subservicer or any reference herein to actions taken through the Subservicer or otherwise, the Seller shall not be relieved of its obligations to the Purchaser and shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the Mortgage Loans.  The Seller shall be entitled to enter into an agreement with the Subservicer for indemnification of the Seller by the Subservicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.  The Seller will indemnify and hold Purchaser harmless from any loss, liability or expense arising out of its use of a Subservicer to perform any of its servicing duties, responsibilities and obligations hereunder.

Any Subservicing Agreement and any other transactions or services relating to the Mortgage Loans involving the Subservicer shall be deemed to be between the Subservicer and Seller alone, and the Purchaser shall have no obligations, duties or liabilities with respect to the Subservicer including no obligation, duty or liability of Purchaser to pay the Subservicer's fees and expenses.  For purposes of distributions and advances by the Seller pursuant to this Agreement, the Seller shall be deemed to have received a payment on a Mortgage Loan when the Subservicer has received such payment.

Section 4.02

Collection of Mortgage Loan Payments.

Continuously from the date hereof until the date each Mortgage Loan ceases to be serviced subject to this Agreement, the Seller will proceed diligently to collect all payments due under each Mortgage Loan when the same shall become due and payable and shall, to the extent such procedures shall be consistent with this Agreement, Applicable Requirements, and the terms and provisions of related Primary Mortgage Insurance Policy, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans and held for its own account.  Further, the Seller will take special care in ascertaining and estimating annual escrow payments, and all other charges that, as provided in the Mortgage, will become due and payable, so that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

Section 4.03

Realization Upon Defaulted Mortgage Loans.

The Seller shall use its best efforts, consistent with the procedures that the Seller would use in servicing loans for its own account, consistent with Applicable Requirements, any Primary Mortgage Insurance Policies and the best interest of Purchaser, to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 4.01.   Foreclosure or comparable proceedings shall be initiated within one hundred twenty (120) days of default for Mortgaged Properties for which no satisfactory arrangements can be made for collection of delinquent payments.  The Seller shall use commercially reasonable best efforts to realize upon defaulted Mortgage Loans in such manner as will maximize the receipt of principal and interest by the Purchaser, taking into account, among other things, the timing of foreclosure proceedings.  The foregoing is subject to the provisions that, in any case in which Mortgaged Property shall have suffered damage, the Seller shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its discretion (i) that such restoration will increase the proceeds of liquidation of the related Mortgage Loan to the Purchaser after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by the Seller through Insurance Proceeds or Liquidation Proceeds from the related Mortgaged Property, as contemplated in Section 4.05.  Seller shall obtain prior approval of Purchaser as to restoration expenses in excess of ten thousand dollars ($10,000).  The Seller shall notify the Purchaser in writing of the commencement of foreclosure proceedings and prior to the acceptance or rejection of any offer of reinstatement. The Seller shall be responsible for all costs and expenses incurred by it in any such proceedings or functions; provided, however, that it shall be entitled to reimbursement thereof from the related property, as contemplated in Section 4.05.  Notwithstanding anything to the contrary contained herein, with respect to any Mortgage Loan as to which the Purchaser has received actual notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the related Mortgaged Property, the Purchaser may instruct Seller not to take title or possession of the Mortgaged Property or any other action reasonable under the circumstances.  In the event that Seller as servicer receives notice that the Mortgaged Property is contaminated by any toxic or hazardous substance, Seller shall so notify Purchaser.

In the event that a Mortgage Loan becomes part of a REMIC, and becomes REO Property, such property shall be disposed of by Seller, with the consent of Purchaser as required pursuant to this Agreement, within two (2) years after becoming an REO Property, unless Seller provides to the trustee under such REMIC an Opinion of Counsel to the effect that the holding of such REO Property subsequent to two (2) years after its becoming REO Property, will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code, or cause the transaction to fail to qualify as a REMIC at any time that certificates are outstanding.  Seller shall manage, conserve, protect and operate each such REO Property for the certificate holders solely for the purpose of its prompt disposition and sale in a manner which does not cause such property to fail to qualify as "foreclosure property" within the meaning of Section 860F(a)(2)(E) of the Code, or any "net income from foreclosure property" which is subject to taxation under the REMIC provisions of the Code.  Pursuant to its efforts to sell such property, the Seller shall either itself or through an agent selected by Seller, protect and conserve such property in the same manner and to such an extent as is customary in the locality where such property is located.  Additionally, Seller shall perform the tax withholding and reporting related to Sections 1445 and 6050J of the Code, if required by the REMIC.

The Purchaser shall have the right, but not the obligation, to terminate the servicing of any Mortgage Loan, without the payment of a termination fee, as more particularly described in Section 10.02, once such Mortgage Loan becomes ninety (90) days or more delinquent.

Section 4.04

Establishment of Custodial Accounts; Deposits in Custodial Accounts.

The Seller shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts.  The Custodial Account shall be an Eligible Account. Funds deposited in the Custodial Account may be drawn on in accordance with Section 4.05.  The creation of any Custodial Account shall be evidenced by a letter agreement in the form shown in Exhibit B hereto.  The original of such letter agreement shall be furnished to the Purchaser on the initial Closing Date, and upon the request of any subsequent purchaser.

The Seller shall deposit in the Custodial Account on a daily basis, and retain therein the following payments and collections received or made by it subsequent to the related Cut-off Date, or received by it prior to the related Cut-off Date but allocable to a period subsequent thereto, other than in respect of principal and interest on the Mortgage Loans due on or before the related Cut-off Date:

(i)

all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

(ii) all payments on account of interest on the Mortgage Loans adjusted to the Mortgage Loan Remittance Rate;

(iii)all Liquidation Proceeds;

(iv) any amounts required to be deposited by the Seller in connection with any REO Property pursuant to Section 4.13;

(v)

all Insurance Proceeds including amounts required to be deposited pursuant to Sections 4.08, 4.10 and 4.11, other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Applicable Requirements;

(vi) all Condemnation Proceeds affecting any Mortgaged Property which are not released to the Mortgagor in accordance with Applicable Requirements;

(vii)any Monthly Advances;

(viii)all proceeds of any Mortgage Loan repurchased in accordance with Section 3.03;

(ix) any amounts required to be deposited by the Seller pursuant to Section 4.10 in connection with the deductible clause in any blanket hazard insurance policy, such deposit shall be made from the Seller's own funds, without reimbursement therefor;

(x)

any amounts required to be deposited in the Custodial Account pursuant to Section 4.01, 4.13  5.03 or 6.02; and

(xi)

 any Prepayment Interest Shortfall Amount.

(xii)

any amounts required to be deposited by the Seller in connection with any losses on Eligible Investments.

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges and assumption fees, to the extent permitted by Section 6.01, need not be deposited by the Seller in the Custodial Account.  Any interest paid on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Seller and the Seller shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 4.05(iv). The Seller may invest the funds in the Custodial Account in Eligible Investments, which shall mature not later than a date sufficient to make payment on the Remittance Date next following the date of such investment and shall not be sold or disposed of prior to maturity.  All income and gains realized from any such investment shall be for the benefit of the Seller as additional compensation and shall be subject to its withdrawal in accordance with Section 4.05(v).  The amount of any losses incurred in respect of any such investments (to the extent not offset by income from other such investments) shall be deposited in the Custodial Account by the Servicer out of its own funds, without reimbursement therefore.

Section 4.05

Permitted Withdrawals From the Custodial Account.

The Seller may, from time to time, withdraw from the Custodial Account for the following purposes:

(i)

to  make payments to the Purchaser in the amounts and in the manner provided for in Section 5.01;

(ii) to reimburse itself for Monthly Advances, the Seller's right to reimburse itself pursuant to this subclause (ii) being limited to amounts received on the related Mortgage Loan which represent late collections (net of the related Servicing Fee) of principal and/or interest respecting which any such advance was made, it being understood that, in the case of such reimbursement, the Seller's right thereto shall be prior to the rights of the Purchaser, except that, where the Seller is required to repurchase a Mortgage Loan, pursuant to Section 3.03, the Seller's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to such Section and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;

(iii) to reimburse itself for unreimbursed Servicing Advances and any unpaid Servicing Fees, the Seller's right to reimburse itself pursuant to this subclause (iii) with respect to any Mortgage Loan being limited to related proceeds from Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds in accordance with the relevant provisions of the Fannie Mae Guides or as otherwise set forth in this Agreement, it being understood that for those Mortgage Loans in foreclosure, the Purchaser shall reimburse the Seller for Servicing Advances and Servicing Fees through the completion of foreclosure and disposition of the REO Property; such reimbursement shall be monthly after completion of foreclosure or deed-in-lieu proceedings;

(iv)  to pay to itself as part of its servicing compensation: (a) any interest earned on funds in the Custodial Account (all such interest to be withdrawn monthly not later than each Remittance Date), and (b) the Servicing Fee from that portion of any payment or recovery as to interest with respect to a particular Mortgage Loan and (c) all income and gain earned on the investment of funds deposited in the Custodial Account.”;

(v)  to pay to itself with respect to each Mortgage Loan that has been repurchased pursuant to Section 3.03 all amounts received thereon and not distributed as of the date on which the related repurchase price is determined,

(vi)  to transfer funds to another Eligible Account in accordance with Section 4.09 hereof;

(vii) to remove funds inadvertently placed in the Custodial Account by the Seller; and

(vi)  to clear and terminate the Custodial Account upon the termination of this Agreement.

Section 4.06

Establishment of Escrow Accounts; Deposits in Escrow Accounts.

The Seller shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts.  The Escrow Account shall be an Eligible Account.  Funds deposited in the Escrow Account may be drawn on by the Seller in accordance with Section 4.07.  The creation of any Escrow Account shall be evidenced by a letter agreement in the form shown in Exhibit C.  The original of such letter agreement shall be furnished to the Purchaser on the initial Closing Date, and upon request to any subsequent purchaser.

The Seller shall deposit in the Escrow Account or Accounts on a daily basis, and retain therein:

(i)

all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement;

(ii)  all Insurance Proceeds which are to be applied to the restoration or repair of any Mortgaged Property; and

(iii) all Servicing Advances for Mortgagors whose Escrow Payments are insufficient to cover escrow disbursements.

The Seller shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, and for such other purposes as shall be as set forth or in accordance with Section 4.07.  The Seller shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution other than interest on escrowed funds required by law to be paid to the Mortgagor and, to the extent required by law, the Seller shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account is non-interest bearing or that interest paid thereon is insufficient for such purposes without reimbursement.

Section 4.07

Permitted Withdrawals From Escrow Account.

Withdrawals from the Escrow Account may be made by Seller only:

(i)

to effect timely payments of ground rents, taxes, assessments, water rates, Primary Mortgage Insurance Policy premiums, if applicable, fire and hazard insurance premiums, condominium assessments and comparable items;

(ii)  to reimburse Seller for any Servicing Advance made by Seller with respect to a related Mortgage Loan but only from amounts received on the related Mortgage Loan which represent late payments or collections of Escrow Payments thereunder;

(iii) to refund to the Mortgagor any funds as may be determined to be overages;

(iv)  for transfer to the Custodial Account in accordance with the terms of this Agreement;

(v)

 for application to restoration or repair of the Mortgaged Property;

(vi)  to pay to the Seller, or to the Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account;

(vii) to clear and terminate the Escrow Account on the termination of this Agreement.  As part of its servicing duties, the Seller shall pay to the Mortgagors interest on funds in the Escrow Account, to the extent required by law, and to the extent that interest earned on funds in the Escrow Account is insufficient, shall pay such interest from its own funds, without any reimbursement therefor; and

(viii) to the extent permitted by this Agreement, to pay to the Mortgagors or other parties Insurance Proceeds deposited in accordance with Section 4.06.

Section 4.08

Payment of Taxes, Insurance and Other Charges; Maintenance of Primary Mortgage Insurance Policies; Collections Hereunder.

With respect to each Mortgage Loan, the Seller shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of primary mortgage insurance premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges, including renewal premiums and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Seller in amounts sufficient for such purposes, as allowed under the terms of the Mortgage or applicable law.  To the extent that the Mortgage does not provide for Escrow Payments, the Seller shall determine that any such payments are made by the Mortgagor at the time they first become due.  The Seller assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of the Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments and shall make advances from its own funds to effect such payments.

The Seller will maintain in full force and effect Primary Mortgage Insurance Policies issued by a Qualified Insurer with respect to each Mortgage Loan for which such coverage is herein required.  Such coverage will be maintained until the loan-to-value ratio of the related Mortgage Loan is reduced to 80% or less in the case of a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%; provided, however, that for purposes hereof, the Loan-to-Value Ratio shall be determined in accordance with applicable law if such determination is different from the definition of Loan-to-Value Ratio provided in this Agreement. The Seller will not cancel or refuse to renew any Primary Mortgage Insurance Policy in effect on the related Closing Date that is required to be kept in force under this Agreement unless a replacement Primary Mortgage Insurance Policy for such canceled or nonrenewed policy is obtained from and maintained with a Qualified Insurer.  The Seller shall not take any action which would result in non-coverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of the Seller would have been covered thereunder.  In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 6.01, the Seller shall promptly notify the insurer under the related Primary Mortgage Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under the Primary Mortgage Insurance Policy.  If such Primary Mortgage Insurance Policy is terminated as a result of such assumption or substitution of liability, the Seller shall obtain a replacement Primary Mortgage Insurance Policy as provided above.

In connection with its activities as servicer, the Seller agrees to prepare and present, on behalf of itself and the Purchaser, claims to the insurer under any Private Mortgage Insurance Policy in a timely fashion in accordance with the terms of such Primary Mortgage Insurance Policy and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policy respecting a defaulted Mortgage Loan.  Pursuant to Section 4.04, any amounts collected by the Seller under any Primary Mortgage Insurance Policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.05.

Section 4.09

Transfer of Accounts.

The Seller may transfer the Custodial Account or the Escrow Account to a different Eligible Account from time to time.  Such transfer shall be made only upon obtaining the prior written consent of the Purchaser, which consent will not be unreasonably withheld.

Section 4.10

Maintenance of Hazard Insurance.

The Seller shall cause to be maintained for each Mortgage Loan fire and hazard insurance with extended coverage as is acceptable to Fannie Mae and FHLMC and customary in the area where the Mortgaged Property is located in an amount which is equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan or (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan, and (b) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor and/or the mortgagee from becoming a co-insurer.  If required by the Flood Disaster Protection Act of 1973, as amended, each Mortgage Loan shall be covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration in effect with an insurance carrier acceptable to Fannie Mae and/or FHLMC, in an amount representing coverage not less than the least of (i) the outstanding principal balance of the Mortgage Loan, (ii) the maximum insurable value of the improvements securing such Mortgage Loan or (iii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended.  If at any time during the term of the Mortgage Loan, the Seller determines in accordance with applicable law and pursuant to the Fannie Mae Guides that a Mortgaged Property is located in a special flood hazard area and is not covered by flood insurance or is covered in an amount less than the amount required by the Flood Disaster Protection Act of 1973, as amended, the Seller shall notify the related Mortgagor that the Mortgagor must obtain such flood insurance coverage, and if said Mortgagor fails to obtain the required flood insurance coverage within forty-five (45) days after such notification, the Seller shall immediately force place the required flood insurance on the Mortgagor’s behalf. The Seller shall also maintain on each REO Property, fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in an amount as provided above.  Any amounts collected by the Seller under any such policies other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or REO Property, or released to the Mortgagor in accordance with Applicable Requirements, shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.05.  It is understood and agreed that no other additional insurance need be required by the Seller or the Mortgagor or maintained on property acquired in respect of the Mortgage Loan, other than pursuant to this Agreement, the Fannie Mae Guides or such applicable state or federal laws and regulations as shall at any time be in force and as shall require such additional insurance.  All such policies shall be endorsed with standard mortgagee clauses with loss payable to the Seller and its successors and/or assigns and shall provide for at least thirty (30) days prior written notice of any cancellation, reduction in the amount or material change in coverage to the Seller.  The Seller shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Seller shall not accept any such insurance policies from insurance companies unless such companies are Qualified Insurers.

Section 4.11

Maintenance of Mortgage Impairment Insurance Policy.

In the event that the Seller shall obtain and maintain a blanket policy issued by an insurer acceptable to Fannie Mae and/or FHLMC insuring against hazard losses on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 4.10 and otherwise complies with all other requirements of Section 4.10, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 4.10, it being understood and agreed that such policy may contain a deductible clause, in which case the Seller shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with Section 4.10, and there shall have been a loss which would have been covered by such policy, deposit in the Custodial Account the amount not otherwise payable under the blanket policy because of such deductible clause and seller shall not be entitled to reimbursement thereafter. In connection with its activities as servicer of the Mortgage Loans, the Seller agrees to prepare and present, on behalf of the Purchaser, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy.  Upon request of the Purchaser, the Seller shall cause to be delivered to the Purchaser a certified true copy of such policy and shall use commercially reasonable best efforts to obtain a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without thirty (30) days' prior written notice to the Purchaser.

Section 4.12

Fidelity Bond, Errors and Omissions Insurance.

The Seller shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage with responsible companies on all officers, employees or other persons acting in any capacity with regard to the Mortgage Loans to handle funds, money, documents and papers relating to the Mortgage Loans.  The Fidelity Bond shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Seller against losses, including those arising out of forgery, theft, embezzlement and fraud of such Persons.  The errors and omissions insurance shall protect and insure the Seller against losses arising out of errors and omissions and negligent acts of such Persons. Such errors and omissions insurance shall also protect and insure the Seller against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby.  No provision of this Section 4.12 requiring the Fidelity Bond or errors and omissions insurance shall diminish or relieve the Seller from its duties and obligations as set forth in this Agreement.  The minimum coverage under any such bond and insurance policy shall be at least equal to the amounts deemed acceptable to Fannie Mae or FHLMC.  The Seller shall deliver to the Purchaser a certificate from the surety and the insurer as to the existence of the Fidelity Bond and errors and omissions insurance policy and shall obtain a statement from the surety and the insurer that such Fidelity Bond or insurance policy shall in no event be terminated or materially modified without thirty (30) days' prior written notice to the Purchaser.  The Seller shall notify the Purchaser within five (5) Business Days of receipt of notice that such Fidelity Bond or insurance policy will be, or has been, materially modified or terminated.  The Purchaser (or any party having the status of Purchaser hereunder) and any subsidiary thereof and their successors or assigns as their interests may appear must be named as loss payees on the Fidelity Bond and as additional insured on the errors and omissions policy.  Upon request by Purchaser, Seller shall provide Purchaser with an insurance certificate certifying coverage under this Section 4.12, and will provide an update to such certificate upon request, or upon renewal or material modification of coverage.

Section 4.13

Title, Management and Disposition of REO Property.

In the event that title to the Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Purchaser or its designee, or in the event the Purchaser or its designee is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Seller from an attorney duly licensed to practice law in the state where the REO Property is located.  Any Person or Persons holding such title other than the Purchaser shall acknowledge in writing that such title is being held as nominee for the benefit of the Purchaser.

The Seller shall notify the Purchaser in accordance with the Fannie Mae Guides of each acquisition of REO Property upon such acquisition, together with a copy of the drive by appraisal or brokers price opinion of the Mortgaged Property obtained in connection with such acquisition, and thereafter assume the responsibility for marketing such REO property in accordance with Applicable Requirements.  Thereafter, the Seller shall continue to provide certain administrative services to the Purchaser relating to such REO Property as set forth in this Section 4.13.

The fee for such administrative services shall be $1,500 to be paid upon liquidation of the REO Property.  No Servicing Fee shall be assessed on any REO Property from and after the date on which it becomes an REO Property.

The Seller shall, either itself or through an agent selected by the Seller, and in accordance with the Fannie Mae Guides manage, conserve, protect and operate each REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed.  The Seller shall cause each REO Property to be inspected promptly upon the acquisition of title thereto and shall cause each REO Property to be inspected at least monthly thereafter or more frequently as required by the circumstances.  The Seller shall make or cause to be made a written report of each such inspection.  Such reports shall be retained in the Mortgage File and copies thereof shall be forwarded by the Seller to the Purchaser.

The Seller shall use commercially reasonable best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within two (2) years after title has been taken to such REO Property, unless the Seller determines, and gives an appropriate notice to the Purchaser to such effect, that a longer period is necessary for the orderly liquidation of such REO Property.  If a longer period than one (1) year is permitted under the foregoing sentence and is necessary to sell any REO Property, the Seller shall report monthly to the Purchaser as to the progress being made in selling such REO Property.  No REO Property shall be marketed for less than the Appraised Value, without the prior consent of Purchaser. No REO Property shall be sold for less than ninety-five percent (95%) of its Appraised Value, without the prior consent of Purchaser.  If as of the date title to any REO Property was acquired by or on behalf of the Purchaser there were outstanding unreimbursed Servicing Advances with respect to the REO Property, the Seller shall be entitled to immediate reimbursement from the Purchaser for any related unreimbursed Servicing Advances.  All requests for reimbursement of Servicing Advances shall be in accordance with the Fannie Mae Guides.  The disposition of REO Property shall be carried out by the Seller at such price, and upon such terms and conditions, as the Seller deems to be in the best interests of the Purchaser.  Seller shall provide monthly reports to Purchaser in reference to the status of the marketing of the REO Properties.

Notwithstanding anything to the contrary contained herein, the Purchaser may, at the Purchaser’s sole option, terminate the Seller as servicer of any such REO Property without payment of any termination fee with respect thereto, provided that the Seller shall on the date said termination takes effect be reimbursed by withdrawal from the Custodial Account for any unreimbursed advances of the Seller’s funds made pursuant to Section 5.03 and any unreimbursed Servicing Advances in each case relating to the Mortgage Loan underlying such REO Property notwithstanding anything to the contrary set forth in Section 4.05.  In the event of any such termination, the provisions of Section 11.01 hereof shall apply to said termination and the transfer of servicing responsibilities with respect to such REO Property to the Purchaser or its designee.

Section 4.14

Notification of Maturity Date.

With respect to each Mortgage Loan, the Seller shall execute and deliver to the Mortgagor any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the maturity date if required under applicable law.

ARTICLE V

PAYMENTS TO THE PURCHASER

Section 5.01

Distributions.

On each Remittance Date, the Seller shall distribute by wire transfer to the Purchaser (i) all amounts credited to the Custodial Account as of the close of business on the preceding Determination Date, net of charges against or withdrawals from the Custodial Account pursuant to Section 4.05, plus (ii) all Monthly Advances, if any, which the Seller is obligated to distribute pursuant to Section 5.03, plus (iii) any Prepayment Interest Shortfall Amount, provided that the Servicer’s obligation as to payment of such amount shall be limited to the Servicing Fee earned during the month of the distribution less (iv) any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the preceding Determination Date, which amounts shall be remitted on the Remittance Date next succeeding the Due Period for such amounts, and any Principal Prepayments received during the month of such Remittance Date, which amounts shall be remitted on the next succeeding Remittance Date.  It is understood that, by operation of Section 4.04, the remittance on the first Remittance Date is to include principal collected after the related Cut-off Date through the preceding Determination Date plus interest, at the Mortgage Loan Remittance Rate collected through such Determination Date exclusive of any portion thereof allocable to the period prior to the Cut-off Date, with the adjustments specified in clauses (ii), (iii) and (iv) above.

With respect to any remittance received by the Purchaser after the Business Day on which such payment was due, the Seller shall pay to the Purchaser interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus one (1) percentage point, but in no event greater than the maximum amount permitted by applicable law.  Such interest shall be deposited in the Custodial Account by the Seller on the date such late payment is made and shall cover the period commencing with the day following the Business Day on which such payment was due and ending with the Business Day on which such payment is made, both inclusive.  Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Seller out of Seller’s funds, of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Seller.

The wiring instructions for remittances for the Purchaser are as follows:

_____________________________________________

_____________________________________________

ABA# ________________________________________

Account Name: _______________________________

Account _____________________________________

Attention: __________________________________

The names, addresses and phone numbers of four (4) employees of Purchaser, two (2) of whom Servicer could contact to confirm receipt of the first remittance are:

____________________________________

____________________________________

____________________________________

______Phone: ________________________

____________________________________

____________________________________

____________________________________

______Phone: ________________________

____________________________________

____________________________________

____________________________________

______Phone: ________________________

____________________________________

____________________________________

____________________________________

______Phone: ________________________

Section 5.02

Statements to the Purchaser

The Seller shall furnish to Purchaser an individual loan accounting report, as of the close of business on the last Business Day of each month, in the Seller's assigned loan number order to document Mortgage Loan payment activity on an individual Mortgage Loan basis.  With respect to each month, the corresponding individual loan accounting report shall be received by the Purchaser no later than the fifth (5th) Business Day of the month of the corresponding Remittance Date on a disk or tape or other computer-readable format in such format as may be mutually agreed upon by both Purchaser and Seller, and no later than the seventh (7th) Business Day of the month of the corresponding Remittance Date in hard copy, which report, in hard copy, shall contain the following:

(i)

 With respect to each Monthly Payment, the amount of such remittance allocable to principal (including a separate breakdown of any Principal Prepayment, including the date of such prepayment, and any prepayment penalties or premiums, along with a detailed report of interest on principal prepayment amounts remitted in accordance with Section 4.04);

(ii) with respect to each Monthly Payment, the amount of such remittance allocable to interest;

(iii)the amount of servicing compensation received by the Seller during the prior distribution period;

(iv) the aggregate Stated Principal Balance of the Mortgage Loans;

(v)

the aggregate of any expenses reimbursed to the Seller as servicer during the prior distribution period pursuant to Section 4.05; and

(vi) The number and aggregate outstanding principal balances of Mortgage Loans (a) delinquent (1) 30 to 59 days, (2) 60 to 89 days, (3) 90 days or more; (b) as to which foreclosure has commenced; and (c) as to which REO Property has been acquired.

The Seller shall also provide a trial balance, sorted in Purchaser's assigned loan number order with each such Report.

The Seller shall prepare and file any and all information statements or other filings required to be delivered to any governmental taxing authority or to Purchaser pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby.  In addition, the Seller shall provide Purchaser with such information concerning the Mortgage Loans as is necessary for Purchaser to prepare its federal income tax return as Purchaser may reasonably request from time to time.

In addition, not more than sixty (60) days after the end of each calendar year, the Seller shall furnish to each Person who was a Purchaser at any time during such calendar year an annual statement in accordance with the requirements of applicable federal income tax law as to the aggregate of remittances for the applicable portion of such year.

Section 5.03

Monthly Advances by the Seller.

Not later than the close of business on the Business Day preceding each Remittance Date, the Seller shall deposit in the Custodial Account an amount equal to all payments not previously advanced by the Seller, whether or not deferred pursuant to Section 4.01, of principal (due after the Cut-off Date) and interest not allocable to the period prior to the Cut-off Date, at the Mortgage Loan Remittance Rate, which were due on a Mortgage Loan and delinquent at the close of business on the related Determination Date.

The Seller's obligation to make such Monthly Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the Remittance Date prior to the date on which the Mortgaged Property is liquidated (including Insurance Proceeds, REO Disposition Proceeds or Condemnation Proceeds) with respect to the Mortgage Loan, unless the Seller deems such advance to be nonrecoverable.  In such event, the Seller shall deliver to the Purchaser an Officer's Certificate of the Seller to the effect that an officer of the Seller has reviewed the related Mortgage File and has made the reasonable determination that any additional advances are nonrecoverable.

Section 5.04

Liquidation Reports.

Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Purchaser pursuant to a deed-in-lieu of foreclosure, the Seller shall submit to the Purchaser a liquidation report with respect to such Mortgaged Property.  The Seller shall also provide reports on the status of REO Property containing such information as Purchaser may reasonably require.

ARTICLE VI

GENERAL SERVICING PROCEDURES

Section 6.01

Assumption Agreements.

The Seller will, to the extent it has knowledge of any conveyance or prospective conveyance by any Mortgagor of the Mortgaged Property (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under any "due-on-sale" clause to the extent permitted by law; provided, however, that the Seller shall not exercise any such rights if prohibited by law or the terms of the Mortgage Note from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related Primary Mortgage Insurance Policy, if any.  If the Seller reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, the Seller, with the approval of the Purchaser (such approval not to be unreasonably withheld), will enter into an assumption agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon. Where an assumption is allowed pursuant to this Section 6.01, the Seller, with the prior consent of the Purchaser and the primary mortgage insurer, if any, is authorized to enter into a substitution of liability agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed pursuant to which the original mortgagor is released from liability and such Person is substituted as mortgagor and becomes liable under the related Mortgage Note.  Any such substitution of liability agreement shall be in lieu of an assumption agreement.  Purchaser shall be deemed to have consented to any assumption for which Purchaser was given notification and requested to consent, but for which neither a consent nor an objection was given by Purchaser within two (2) Business Days of such notification.

In connection with any such assumption or substitution of liability, the Seller shall follow the underwriting practices and procedures of the Fannie Mae Guides.  With respect to an assumption or substitution of liability, the Mortgage Interest Rate borne by the related Mortgage Note, the amount of the Monthly Payment and the maturity date may not be changed.  If the credit of the proposed transferee does not meet such underwriting criteria, the Seller diligently shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Mortgage Loan.  The Seller shall notify the Purchaser that any such substitution of liability or assumption agreement has been completed by forwarding to the Purchaser the original of any such substitution of liability or assumption agreement, which document shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof.  All fees collected by the Seller for entering into an assumption or substitution of liability agreement shall belong to the Seller.

Notwithstanding the foregoing paragraphs of this Section or any other provision of this Agreement, the Seller shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Seller may be restricted by law from preventing, for any reason whatsoever.  For purposes of this Section 6.01, the term "assumption" is deemed to also include a sale of the Mortgaged Property subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

Section 6.02

Satisfaction of Mortgages and Release of Mortgage Files.

Upon the payment in full of any Mortgage Loan, or the receipt by the Seller of a notification that payment in full will be escrowed in a manner customary for such purposes, the Seller will immediately notify the Purchaser by a certification of a Servicing Officer, which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 4.04 have been or will be so deposited and shall request delivery to it of the portion of the Mortgage File held by the Purchaser. The Purchaser shall no later than five (5) Business Days after receipt of such certification and request, release or cause to be released to the Seller, the related Mortgage Loan Documents and, upon its receipt of such documents, the Seller shall promptly prepare and deliver to the Purchaser and execute the requisite satisfaction or release. No later than three Business Days following its receipt of such satisfaction or release, the Purchaser shall deliver, or cause to be delivered, to the Seller the release or satisfaction properly executed by the owner of record of the applicable Mortgage or its duly appointed attorney in fact. No expense incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account.

In the event the Seller satisfies or releases a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage or should it otherwise prejudice any right the Purchaser may have under the mortgage instruments, the Seller shall remit within two (2) Business Days to the Purchaser the then outstanding principal balance of the related Mortgage Loan by deposit thereof in the Custodial Account.  The Seller shall maintain the Fidelity Bond and errors and omissions insurance insuring the Seller against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

From time to time and as appropriate for the servicing or foreclosure of the Mortgage Loan, including for the purpose of collection under any Primary Mortgage Insurance Policy, the Purchaser or its designee shall, upon request of the Seller and delivery to the Purchaser or its designee of a servicing receipt signed by a Servicing Officer, release the portion of the Mortgage File held by the Purchaser or its designee to the Seller.  Such servicing receipt shall obligate the Seller to return the related Mortgage Loan Documents to the Purchaser or its designee when the need therefor by the Seller no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Seller has delivered to the Purchaser a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery.  Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated, the servicing receipt shall be released by the Purchaser to the Seller.

Section 6.03

Servicing Compensation.

As compensation for its services hereunder, the Seller shall be entitled to withdraw from the Custodial Account (to the extent of interest payments collected on the Mortgage Loans) or to retain from interest payments on the Mortgage Loans the amounts provided for as the Seller's Servicing Fee, subject to payment of compensating interest on Principal Prepayments as capped by the Servicing Fee pursuant to Section 5.01(iii).  Additional servicing compensation in the form of income and other benefits derived from escrow and custodial accounts assumption fees, as provided in Section 6.01, late payment charges and other similar ancillary fees or otherwise shall be retained by the Seller to the extent not required to be deposited in the Custodial Account.  The Seller shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein.

Section 6.04

Annual Statement as to Compliance.

(a) The Seller will use its best efforts to deliver to the Purchaser, not later than the earlier of (a) March 15 of each calendar year (other than the calendar year during which the Closing Date occurs) or (b) with respect to any calendar year during which the Depositor’s annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, 15 calendar days before the date on which the Depositor’s annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or, in each case, if such day is not a Business Day, the immediately preceding Business Day), an Officers' Certificate stating, as to each signatory thereof, that (i) a review of the activities of the Seller during the preceding calendar year and of performance under this Agreement has been made under such officers' supervision, and (ii) to the best of such officers' knowledge, based on such review, the Seller has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof.  Copies of such statement shall be provided by the Seller to the Purchaser upon request.

(b) The Seller will use its best efforts to deliver to the Purchaser, with respect to any Mortgage Loans that are subject to a Securitization or other securitization transaction, not later than the earlier of (a) March 15 of each calendar year (other than the calendar year during which the Closing Date occurs) or (b) with respect to any calendar year during which the depositor’s annual report on Form 10-K is required to be filed in accordance with the exchange Act and the rules and regulations of the commission, 15 calendar days before the date on which the depositor’s annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or, in each case, if such day is not a Business Day, the immediately preceding Business Day), an officer of the Servicer shall execute and deliver an Officer’s Certificate in the form attached hereto as Exhibit L to the person who provides certification required under the Sarbanes-Oxley Act of 2002 in connection with such a Securitization or other securitization transaction for the benefit of such person and its officers, directors and affiliates.

(c)  The Servicer shall indemnify and hold harmless the Master Servicer and the Sarbanes Certifying Party (any such person, an “Indemnified Party”) from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Servicer of its obligations under this Section 6.04, or the negligence, bad faith or willful misconduct of the Servicer in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless any Indemnified Party, then the Servicer agrees that it shall contribute to the amount paid or payable by the Indemnified Party as a result of the losses, claims, damages or liabilities of the Indemnified Party in such proportion as is appropriate to reflect the relative fault of the Indemnified Party on the one hand and the Servicer in the other in connection with a breach of the Servicer’s obligations under this Section 6.04, or the Servicer’s negligence, bad faith or willful misconduct in connection therewith.

(d) It is acknowledged and agreed that each Master Servicer and the Sarbanes Certifying Party shall be an express third party beneficiary of the provisions of this Section 6.04, and shall be entitled independently to enforce the provisions of this Section 6.04 with respect to any obligations owed to such entity as if it were a direct party to this Agreement.

Section 6.05

Annual Independent Certified Public Accountants' Servicing Report.

The Seller will use its best efforts to deliver to the Purchaser, within 15 calendar days before the date on which the Purchaser’s annual report on Form 10-K is required to be filed, at its expense shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Purchaser to the effect that such firm has examined certain documents and records relating to the Seller's servicing of mortgage loans of the same type as the Mortgage Loans pursuant to servicing agreements substantially similar to this Agreement, which agreements may include this Agreement, and that, on the basis of such an examination, conducted substantially in accordance with the uniform single attestation program for mortgage bankers, such firm is of the opinion that the Seller's servicing has been conducted in compliance with the agreements examined pursuant to this Section 6.05, except for (i) such exceptions as such firm shall believe to be immaterial, and (ii) such other exceptions as shall be set forth in such statement.  Copies of such statement shall be provided by the Seller to the Purchaser.  In addition, on an annual basis, upon Purchaser’s request, Seller shall provide Purchaser with copies of its audited financial statements upon execution by Purchaser of an agreement to keep confidential the contents of such financial statements.

Section 6.06

Purchaser's Right to Examine Seller Records.

The Purchaser shall have the right to examine and audit upon reasonable notice to the Seller, during business hours or at such other times as might be reasonable under applicable circumstances, any and all of the books, records, documentation or other information of the Seller, or held by another for the Seller or on its behalf or otherwise, which relates to the performance or observance by the Seller of the terms, covenants or conditions of this Agreement.

The Seller shall provide to the Purchaser and any supervisory agents or examiners representing a state or federal governmental agency having jurisdiction over the Purchaser, including but not limited to OTS, FDIC and other similar entities, access to any documentation regarding the Mortgage Loans in the possession of the Seller which may be required by any applicable regulations.  Such access shall be afforded without charge, upon reasonable request, during normal business hours and at the offices of the Seller, and in accordance with the federal government, FDIC, OTS, or any other similar regulations.

Section 6.07

Annual Officer’s Certificate.

The Seller will use its best efforts to deliver to the Purchaser, not later than the earlier of (a) March 15 of each calendar year (other than the calendar year during which the Closing Date occurs) or (b) with respect to any calendar year during which the Depositor’s annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the commission, 15 calendar days before the date on which the depositor’s annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the commission (or, in each case, if such day is not a Business Day, the immediately preceding Business Day), the Servicer, at its own expense, will deliver to the Purchaser or its designee a Servicing Officer’s certificate stating, as to each signer thereof, that (i) a review of the activities of the Servicer during such preceding fiscal year and of performance under this Agreement has been made under such officers’ supervision, and (ii) to the best of such officers’ knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officer and the nature and status thereof including the steps being taken by the Servicer to remedy such default.

ARTICLE VII

Section 7.01

Seller Shall Provide Information as Reasonably Required.

The Seller shall furnish to the Purchaser during the term of this Agreement, such periodic, special or other reports, information or documentation, whether or not provided for herein, as shall be necessary, reasonable or appropriate in respect to the Purchaser, or otherwise in respect to the Mortgage Loans and the performance of the Seller under this Agreement, including any reports, information or documentation reasonably required to comply with any regulations regarding any supervisory agents or examiners of the Purchaser all such reports or information to be as provided by and in accordance with such applicable instructions and directions as the Purchaser may reasonably request in relation to this Agreement or the performance of the Seller under this Agreement.  The Seller agrees to execute and deliver all such instruments and take all such action as the Purchaser, from time to time, may reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

In connection with marketing the Mortgage Loans, the Purchaser may make available to a prospective purchaser audited financial statements of the Seller for the most recently completed two (2) fiscal years for which such statements are available, as well as a Consolidated Statement of Condition at the end of the last two (2) fiscal years covered by any Consolidated Statement of Operations.  If it has not already done so, upon request, the Seller shall furnish promptly to the Purchaser or a prospective purchaser copies of the statements specified above; provided, however, that prior to furnishing such statements or information to any prospective purchaser, the Seller may require such prospective purchaser to execute a confidentiality agreement in a form satisfactory to the Seller.

The Seller shall make reasonably available to the Purchaser or any prospective Purchaser a knowledgeable financial or accounting officer for the purpose of answering questions and to permit any prospective purchaser to inspect the Seller’s servicing facilities for the purpose of satisfying such prospective purchaser that the Seller has the ability to service the Mortgage Loans as provided in this Agreement.

ARTICLE VIII

THE SELLER

Section 8.01

Indemnification; Third Party Claims.

The Seller agrees to indemnify and hold the Purchaser harmless against any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser may sustain in any way related to the failure of the Seller to observe and perform its duties, obligations, covenants, and agreements to service the Mortgage Loans in strict compliance with the terms of this Agreement.  The Seller agrees to indemnify the Purchaser and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser may sustain in any way related to the breach of a representation or warranty set forth in Sections 3.01 or 3.02 of this Agreement.  The Seller shall immediately notify the Purchaser if any claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the consent of the Purchaser) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Purchaser in respect of such claim.  The Seller shall follow any written instructions received from the Purchaser in connection with such claim. The Purchaser shall promptly reimburse the Seller for all amounts advanced by it pursuant to the two preceding sentences except when the claim relates to the failure of the Seller to service and administer the Mortgages in compliance with the terms of this Agreement, the breach of representation or warranty set forth in Sections 3.01 or 3.02, or the negligence, bad faith or misconduct of Seller.  The provisions of this Section 8.01 shall survive termination of this Agreement.

Section 8.02

Merger or Consolidation of the Seller.

The Seller will keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation except as permitted herein, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its duties under this Agreement.

Any Person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller shall be a party, or any Person succeeding to the business of the Seller whether or not related to loan servicing, shall be the successor of the Seller hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person shall be an institution (i) having a GAAP net worth of not less than $25,000,000, (ii) the deposits of which are insured by the FDIC, SAIF and/or BIF, or which is a HUD-approved mortgagee whose primary business is in origination and servicing of first lien mortgage loans, and (iii) who is a Fannie Mae or FHLMC approved seller/service in good standing.

Section 8.03

Limitation on Liability of the Seller and Others.

Neither the Seller nor any of the officers, employees or agents of the Seller shall be under any liability to the Purchaser for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment made in good faith; provided, however, that this provision shall not protect the Seller or any such person against any breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of negligence, bad faith or willful misconduct, or any breach of the terms and conditions of this Agreement.  The Seller and any officer, employee or agent of the Seller may rely in good faith on any document of any kind prima facie properly executed and submitted by the Purchaser respecting any matters arising hereunder.  The Seller shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its reasonable opinion may involve it in any expenses or liability; provided, however, that the Seller may, with the consent of the Purchaser, undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto.  In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities for which the Purchaser will be liable, and the Seller shall be entitled to be reimbursed therefor from the Purchaser upon written demand.

Section 8.04

Seller Not to Assign or Resign.

The Seller shall not assign this Agreement or resign from the obligations and duties hereby imposed on it except by mutual consent of the Seller and the Purchaser or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Seller.  Any such determination permitting the resignation of the Seller shall be evidenced by an Opinion of Counsel to such effect delivered to the Purchaser which Opinion of Counsel shall be in form and substance acceptable to the Purchaser.  No such resignation shall become effective until a successor shall have assumed the Seller's responsibilities and obligations hereunder in the manner provided in Section 11.01.

Section 8.05

No Transfer of Servicing.

With respect to the retention of the Seller to service the Mortgage Loans hereunder, the Seller acknowledges that the Purchaser has acted in reliance upon the Seller's independent status, the adequacy of its servicing facilities, plan, personnel, records and procedures, its integrity, reputation and financial standing and the continuance thereof.  Without in any way limiting the generality of this Section, the Seller shall not either assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion thereof, or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written approval of the Purchaser.

Without in any way limiting the generality of this Section 8.05, in the event that the Seller either shall assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder or any portion thereof without (i) satisfying the requirements set forth herein or (ii) the prior written consent of the Purchaser, then the Purchaser shall have the right to terminate this Agreement as set forth in Section 10.02, without any payment of any penalty or damages and without any liability whatsoever to the Seller (other than with respect to accrued but unpaid Servicing Advances remaining unpaid) or any third party.

ARTICLE IX

DEFAULT

Section 9.01

Events of Default.

In case one or more of the following Events of Default by the Seller shall occur and be continuing, that is to say:

(i)

  any failure by the Seller to remit to the Purchaser any payment required to be made under the terms of this Agreement which continues unremedied for a period of two (2) Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Purchaser or the date upon which such non-payment is discovered by Seller; or

(ii)

  failure on the part of the Seller duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Seller set forth in this Agreement which continues unremedied for a period of thirty (30) days (except that such number of days shall be fifteen (15) in the case of a failure to pay any premium for any insurance policy required to be maintained under this Agreement) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Purchaser; or

(iii)  a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Seller and such decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days; or

(iv)  the Seller shall consent to the appointment of a conservator or receiver or liquidation in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Seller  of or relating to all or substantially all of its property; or

(v)

 the Seller shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(vi)  Seller ceases to be approved by both Fannie Mae and FHLMC as a mortgage loan seller and servicer for more than thirty (30) days; or

(vii)  the Seller attempts to assign its right to servicing compensation hereunder or the Seller attempts, without the consent of the Purchaser, to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof; or

(viii) the Seller ceases to be (a) licensed to service first lien residential mortgage loans in each jurisdiction in which a Mortgaged Property is located and such licensing is required, and (b) qualified to transact business in any jurisdiction where it is currently so qualified, but only to the extent such non-qualification materially and adversely affects the Seller's ability to perform its obligations hereunder; or

(ix)  the Seller fails to meet the eligibility criteria set forth in the last sentence of Section 8.02 then, and in each and every such case, so long as an Event of Default shall not have been remedied, the Purchaser, by notice in writing to the Seller may, in addition to whatever rights the Purchaser may have under Sections 3.03 and 8.01 and at law or equity or to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Seller under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Seller for the same.  On or after the receipt by the Seller of such written notice, all authority and power of the Seller under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 11.01.  Upon written request from the Purchaser, the Seller shall prepare, execute and deliver, any and all documents and other instruments, place in such successor's possession all Mortgage Files, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at the Seller's sole expense. The Seller agrees to cooperate with the Purchaser and such successor in effecting the termination of the Seller's responsibilities and rights hereunder, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Seller to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans or any REO Property.

Section 9.02

Waiver of Defaults.

The Purchaser may waive only by written notice any default by the Seller in the performance of its obligations hereunder and its consequences.  Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement.  No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived in writing.

ARTICLE X

TERMINATION

Section 10.01

Termination.

The respective obligations and responsibilities of the Seller shall terminate upon:  (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of all REO Property and the remittance of all funds due hereunder; or (ii) by mutual consent of the Seller and the Purchaser in writing; or (iii) termination with or without cause under the terms of this Agreement.

Section 10.02

Termination Without Cause.

The Purchaser may, at its sole option, terminate any rights the Seller may have hereunder, without cause, upon written notice.  Any such notice of termination shall be in writing and delivered to the Seller as provided in Section 11.05 of this Agreement.  In the event of such termination, the Purchaser agrees to pay as liquidated damages, a sum equal to a percentage of the aggregate unpaid principal balance of the Mortgage Loans, as follows:  two and one half percent (2.5%) for any Mortgage Loans having Mortgaged Property in the states of New York, New Jersey or Connecticut; two percent (2.0%) for all remaining Mortgage Loans.  Notwithstanding the foregoing, there shall be no fee or liquidated damages for termination pursuant to this Section with respect to any Mortgage Loans ninety (90) days or more delinquent.

ARTICLE XI

RECONSTITUTION OF MORTGAGE LOANS

Section 11.01

Reconstitution of Mortgage Loans.

(a)

The Seller acknowledges and the Purchaser agrees that with respect to some or all of the Mortgage Loans, the Purchaser may effect either:

(i)   one or more sales of the Mortgage Loans as whole loan transfers (each, a “Whole Loan Transfer”); and/or

(ii)  one or more sales of the Mortgage Loans as pass-through transfers (each, a “Pass-Through Transfer”); and/or

(iii)  one or more sales of the Mortgage Loans as agency transfers (each, an “Agency Transfer”).

(b)

With respect to each Whole Loan Transfer, Agency Transfer or Pass-Through Transfer, as the case may be, the Seller agrees:

(i)    to cooperate fully with the Purchaser and any prospective purchaser with respect to all reasonable requests and reasonable due diligence procedures including participating in meetings with rating agencies, bond insurers and such other parties as the Purchaser shall designate and participating in meetings with prospective purchasers of the Mortgage Loans or interests therein and providing information reasonably requested by such purchasers;

(ii)  to execute all agreements required to be executed by the Seller in connection with such Whole Loan Transfer, Agency Transfer or Pass-Through Transfer provided that such agreements will not contain any greater obligations on the part of Seller as are contained in this Agreement and Seller is given an opportunity to review and reasonably negotiate in good faith the content of such documents;

(iii)  to deliver to the Purchaser and to any Person designated by the Purchaser for inclusion in any prospectus or other offering material such publicly available information regarding the Seller, its financial condition and its mortgage loan delinquency, foreclosure experience and any additional information reasonably requested by the Purchaser, and to indemnify the Purchaser and its affiliates for material misstatements contained in such information, and to deliver such statements and audit letters of reputable, certified public accountants pertaining to information provided by the Seller as shall be reasonably requested by the Purchaser;

(iv)  to deliver to the Purchaser, and to any Person designated by the Purchaser, such in-house opinions of counsel in a form reasonably acceptable to the Purchaser as are customarily delivered by servicers and reasonably determined by the Purchaser to be necessary in connection with Whole Loan Transfers, Agency Transfers or Pass-Through Transfers; and

(v)  the third party costs incurred by Seller in connection with compliance with this Section 11.01, including but not limited to the costs of opinions of outside special counsel that may be required for a Whole Loan Transfer, Agency Transfer or Pass-Through Transfer, shall be the responsibility of the Purchaser.

ARTICLE XII

MISCELLANEOUS PROVISIONS

Section 12.01

Successor to the Seller.

Prior to termination of Seller's responsibilities and duties under this Agreement pursuant to Sections 4.13, 8.04, 9.01, 10.01 or 10.02, the Purchaser shall (i) succeed to and assume all of the Seller's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor having the characteristics set forth in Section 8.02 hereof and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Seller under this Agreement prior to the termination of Seller's responsibilities, duties and liabilities under this Agreement. In connection with such appointment and assumption, the Purchaser may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as the Purchaser and such successor shall agree.  In the event that the Seller's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned Sections, the Seller shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor.  The resignation or removal of Seller pursuant to the aforementioned Sections shall not become effective until a successor shall be appointed pursuant to this Section and shall in no event relieve the Seller of the representations and warranties made pursuant to Sections 3.01, 3.02 and 3.03 and the remedies available to the Purchaser thereunder and under Section 8.01, it being understood and agreed that the provisions of such Sections 3.01, 3.02, 3.03 and 8.01 shall be applicable to the Seller notwithstanding any such resignation or termination of the Seller, or the termination of this Agreement.

Any successor appointed as provided herein shall execute, acknowledge and deliver to the Seller and to the Purchaser an instrument accepting such appointment, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Seller, with like effect as if originally named as a party to this Agreement.  Any termination or resignation of the Seller or this Agreement pursuant to Section 4.13, 8.04, 9.01, 10.01, or 10.02 shall not affect any claims that the Purchaser may have against the Seller arising prior to any such termination or resignation.

The Seller shall promptly deliver to the successor the funds in the Custodial Account and the Escrow Account and the Mortgage Files and related documents and statements held by it hereunder and the Seller shall account for all funds.  The Seller shall execute and deliver such instruments and do such other things all as may reasonably be required to more fully and definitely vest and confirm in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Seller.  The successor shall make arrangements as it may deem appropriate to reimburse the Seller for unrecovered Servicing Advances which the successor retains hereunder and which would otherwise have been recovered by the Seller pursuant to this Agreement but for the appointment of the successor servicer.

Upon a successor's acceptance of appointment as such, the Seller shall notify by mail the Purchaser of such appointment.

Section 12.02

Amendment.

This Agreement may be amended from time to time by the Seller and the Purchaser by written agreement signed by the Seller and the Purchaser.

Section 12.03

Recordation of Agreement.

To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any of all the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Seller at the Seller's expense on direction of the Purchaser accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interest of the Purchaser or is necessary for the administration or servicing of the Mortgage Loans.

Section 12.04

Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York except to the extent preempted by federal law, without giving effect to choice of law principles.  The obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 12.05

Notices.

Any demands, notices or other communications permitted or required hereunder shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or certified mail, return receipt requested, or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, as follows:

(i)

if to the Seller:

Chase Manhattan Mortgage Corporation

300 Tice Boulevard

Woodcliff Lake, NJ  07677

Attention:  Michael D. Katz

With copy to:

General Counsel

Chase Manhattan Mortgage Corporation

343 Thornall Street

Edison, NJ 08837

 (ii)If to the Purchaser:

J.P. Morgan Mortgage Acquisition Corp.

270 Park Ave.

New York, NY 10017

Attn: Jonathan Davis

or such other address as may hereafter be furnished to the other party by like notice.  Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt)

Section 12.06  Serverability of Provisions.

Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.  Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.  If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

Section 12.07

Exhibits.

The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

Section 12.08

General Interpretive Principles.

For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(i)

 the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

(ii)  accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

(iii) references herein to "Articles", "Sections", Subsections", "Paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

(iv)  a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

(v)

 the words "herein", "hereof ", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision;

(vi) the term "include" or "including" shall mean without limitation by reason of enumeration; and

(vii)headings of the Articles and Sections in this Agreement are for reference purposes only and shall not be deemed to have any substantive effect.

Section 12.09

Reproduction of Documents.

This Agreement and all documents relating thereto, including, without limitation, (i) consents, waivers and modifications which may hereafter be executed, (ii) documents received by any party at the closing, and (iii) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process.  The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

Section 12.10

Confidentiality of Information.

Each party recognizes that, in connection with this Agreement, it may become privy to non-public information regarding the financial condition, operations and prospects of the other party.  Each party agrees to keep all non-public information regarding the other party strictly confidential, and to use all such information solely in order to effectuate the purpose of the Agreement, provided that each party may provide confidential information to its employees, agents and affiliates who have a need to know such information in order to effectuate the transaction, provided further that such information is identified as confidential non-public information.  In addition, confidential information may be provided to a regulatory authority with supervisory power over Purchaser, provided such information is identified as confidential non-public information.

Until the date that the Purchaser is the owner of the Mortgage Loans, the Purchaser agrees that it will keep confidential any nonpublic personal information which it receives from Seller in connection with the related Trade Confirmation and in connection with its due diligence of the Mortgage Loans, except as required to perform its obligations in accordance with this Agreement, the related Trade Confirmation or the related Acknowledgement and Conveyance Agreement. For purposes of this provision, the term “nonpublic personal information” shall have the meanings set forth in § 509 of the Gramm-Leach-Bliley Act (P.L. 106-102) (15 U.S.C. § 6809) and implementing regulations thereof.

Section 12.11

Recordation of Assignments of Mortgage.

Each of the Assignments of Mortgage shall be recorded in the  appropriate public offices for real property records in the counties or other comparable jurisdictions in which the Mortgaged Property is situated, and in any other applicable appropriate public recording office, such  recordation to be effected at the Seller's expense.

Section 12.12

Assignment by Purchaser.

The Purchaser shall have the right, without the consent of the Seller hereof, to assign, in whole or in part, its interest under this Agreement with respect to some or all of the Mortgage Loans, and designate any person to exercise any rights of the Purchaser hereunder, by executing an Assignment and Assumption Agreement substantially in the form of Exhibit D hereto and the assignee or designee shall accede to the rights and obligations hereunder of the Purchaser with respect to such Mortgage Loans.  In no event shall Purchaser sell a partial interest in any Mortgage Loan without the written consent of Seller, which consent shall not be unreasonably denied.  All references to the Purchaser in this Agreement shall be deemed to include its assignee or designee. However, in no event shall there be more than three (3) Persons under the three Reconstitution Agreements (i.e., Pass-Through Transfer, Whole Loan Transfer and Agency Transfer) at any given time having the status of "Purchaser" under such agreements.

Section 12.13

No Partnership.

Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of the Seller shall be rendered as an independent contractor and not as agent for Purchaser.

Section 12.14

Execution: Successors and Assigns.

This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.  Subject to Section 8.04, this Agreement shall inure to the benefit of and be binding upon the Seller and the Purchaser and their respective successors and assigns.

Section 12.15

Entire Agreement.

The Seller acknowledges that no representations, agreements or promises were made to the Seller by the Purchaser or any of its employees other than those representations, agreements or promises specifically contained herein.  This Agreement sets forth the entire understanding between the parties hereto and shall be binding upon all successors of both parties.  In the event of any inconsistency between the Purchase Price and Terms Letter and this Agreement, this Agreement shall control.

Section 12.16

 No Solicitation.

From and after the related Closing Date, the Seller agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors on the Seller's behalf, to personally, by telephone or mail, solicit the Mortgagor under any Mortgage Loan to refinance the Mortgage Loan, in whole or in part, without the prior written consent of the Purchaser. Notwithstanding the foregoing, it is understood and agreed that promotions undertaken by the Seller or any affiliate of the Seller which are directed to the general public at large, or segments thereof, provided that no segment shall consist primarily of the Mortgage Loans, including, without limitation, mass mailing based on commercially acquired mailing lists, newspaper, radio and television advertisements shall not constitute solicitation under this Section 12.16.  This Section 12.16 shall not be deemed to preclude the Seller or any of its affiliates from soliciting any Mortgagor for any other financial products or services. In addition, Seller shall use its commercially reasonable best efforts to prevent the sale of the name of any Mortgagor to any Person who is not an affiliate of Seller and who Seller knows will solicit the Mortgagor for refinance.

Section 12.17

Closing.

The closing for the purchase and sale of the Mortgage Loans shall take place on the related Closing Date.  The closing shall be either:  by telephone, confirmed by letter or wire as the parties shall agree, or conducted in person, at such place as the parties shall agree.

Each closing for the Mortgage Loan Package to be purchased on the related Closing Date shall be subject to each of the following conditions:

(a)

at least two (2) Business Days prior to the related Closing Date, the Seller shall deliver to the Purchaser a listing on a loan-level basis of the information contained in the related Mortgage Loan Schedule;

(b)

all of the representations and warranties of the Seller under this Agreement shall be materially true and correct as of the related Closing Date and no event shall have occurred which, with notice or the passage of time, would constitute a material default under this Agreement;

(c)

the Purchaser shall have received, or the Purchaser's attorneys shall have received in escrow, all closing documents more particularly described in the Purchase Price and Terms Letter, in such forms as are agreed upon and acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the terms hereof;

(d)

the Seller shall have delivered and released to the Purchaser (or its designee) on or prior to the related Closing Date all documents required pursuant to the terms of this Agreement; and

(e)

all other terms and conditions of this Agreement and the Acknowledgement and Conveyance Agreement shall have been materially complied with.

Subject to the foregoing conditions, the Purchaser shall pay to the Seller on the related Closing Date the Purchase Price, plus accrued interest pursuant to Section 2.02 of this Agreement, by wire transfer of immediately available funds to the account designated by the Seller.

Section 12.18

Costs. The Purchaser shall pay any commissions due its salesmen and the legal fees and expenses of its attorneys.  The Seller shall pay for the physical delivery of the Mortgage Loan Documents to a location designated by the Purchaser, and all the costs and expenses incurred in connection with the transfer and delivery of the Mortgage Loans, including fees for title policy endorsements and continuations, if required.

Section 12.19  Closing Documents.

On the initial Closing Date, the Seller and the Servicer shall deliver to the Purchaser in escrow fully executed originals of:

(a)

this Agreement, including all exhibits;

(b)

an Officer’s Certificate, in the form of Exhibit I hereto, for the Seller and for the Servicer including all attachments thereto;

(c)

the Mortgage Loan Schedule, one copy to be attached hereto;

(d)

an opinion of in-house counsel for the Seller substantially in the form attached hereto as Exhibit J;

(e)

an Escrow Account Certification in the form annexed hereto as Exhibit C;

(f)

a Custodial Account Certification in the form annexed hereto as Exhibit B;

IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

J.P. MORGAN MORTGAGE ACQUISITION CORP.,

Purchaser

By:_/s/ Brian Simons___________________

Name:  Brian Simons

Title: Vice President

Taxpayer Identification Number: 45-0483381

CHASE MANHATTAN MORTGAGE CORPORATION

 Seller and Servicer

By: _/s/ Christopher Schmidt _____________

Name: Christopher Schmidt

Title: Vice President

EXHIBIT A

CONTENTS OF MORTGAGE FILE

With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser, and which shall be retained by the Seller in the Servicing File or delivered to the Purchaser or its designee pursuant to Sections 2.04 and 2.05 of the Mortgage Loan Purchase, Warranties and Servicing Agreement.

1.

 The original Mortgage Note endorsed "Pay to the order of ________________________________________________________, without recourse," and signed in the name of the Seller by an authorized officer, with all intervening endorsements showing a complete chain of title from the originator to the Seller.  If the Mortgage Loan was acquired by the Seller in a merger, the endorsement must be by "[Seller], successor by merger to the [name of predecessor]".  If the Mortgage Loan was acquired or originated by the Seller while doing business under another name, the endorsement must be by "[Seller] formerly known as [previous name]".  In the event that the original Mortgage Note is lost, a lost note affidavit, together with a copy of the Note will be provided. The lost note affidavit shall substantially comply with the form annexed hereto as Exhibit H.

2.

The original Mortgage with evidence of recording thereon, or a copy thereof certified by the public recording office in which such Mortgage has been recorded or, if the original Mortgage has not been returned from the applicable public recording office, a true certified copy, certified by the Seller, of the original Mortgage together with a certificate of the Seller certifying that the original Mortgage has been delivered for recording in the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located.

3.   The original or certified to be true copy, certified by the Seller, of the Primary Mortgage Insurance Policy, if required.

4.

The original Assignment, from the Seller (or its designee MERS) to ______________________________________________________________________________ ____________________________, or in accordance with Purchaser's instructions, which assignment shall, but for any blanks requested by Purchaser, be in form and substance acceptable for recording, or a copy certified by Seller as a true and correct copy of the original Assignment which has been sent for recordation.  If the Mortgage Loan was acquired or originated by the Seller while doing business under another name, the Assignment must be by "[Seller] formerly known as [previous name]".

5.

With respect to Mortgage Loans that are not Co-op Loans, the original policy of title insurance, including riders and endorsements thereto, or if the policy has not yet been issued, a written commitment or interim binder or preliminary report of title issued by the title insurance or escrow company.

6.

Originals of all recorded intervening Assignments, or copies thereof, certified by the public recording office in which such Assignments have been recorded showing a complete chain of title from the originator to the Seller, with evidence of recording thereon, or a copy thereof certified by the public recording office in which such Assignment has been recorded or, if the original Assignment has not been returned from the applicable public recording office, a true certified copy, certified by the Seller of the original Assignment together with a certificate of the Seller certifying that the original Assignment has been delivered for recording in the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located.

7.

Originals, or copies thereof certified by the public recording office in which such documents have been recorded, of each assumption, extension, modification, written assurance or substitution agreements, if applicable, or if the original of such document has not been returned from the applicable public recording office, a true certified copy, certified by the Seller, of such original document together with a certificate of Seller certifying that the original of such document has been delivered for recording in the appropriate recording office of the jurisdiction in which the Mortgaged Property is located.

8.   If the Mortgage Note or Mortgage or any other material document or instrument relating to the Mortgage Loan has been signed by a person on behalf of the Mortgagor, the original power of attorney or other instrument that authorized and empowered such person to sign bearing evidence that such instrument has been recorded, if so required in the appropriate jurisdiction where the Mortgaged Property is located (or, in lieu thereof, a duplicate or conformed copy of such instrument, together with a certificate of receipt from the recording office, certifying that such copy represents a true and complete copy of the original and that such original has been or is currently submitted to be recorded in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located), or if the original power of attorney or other such instrument has been delivered for recording in the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located.

9.

With respect to each Co-op Loan: (i) an original copy of the Co-op Lease naming the Mortgagor, as tenant, or an original copy of the assignment of the Coop Lease to Mortgagor together with the original copy of all intervening assignments showing a complete and unbroken chain of title from the original tenant to Mortgagor and an original undated assignment, in blank, of the Coop Lease executed by Mortgagor; (ii) the original stock certificate in the name of the Mortgagor together with an undated original stock power relating to such stock certificate executed in blank by the Mortgagor; (iii) a fully executed original recognition agreement in substantially the same form as a standard "AZTECH" form and the original assignment thereof from Seller to Purchaser together with the original copy of all intervening assignments showing a complete and unbroken chain of title from the originator of the Mortgage Loan to Purchaser; (iv) copies of the UCC-1 financing statement naming the originator of the Coop Loan, as secured party, with evidence of recording thereon and, if applicable, the executed UCC-3 financing statements (Assignment) or other appropriate UCC financing statements required by applicable state law evidencing a complete and unbroken chain of title from the originator of the Coop Loan to the Seller, with evidence of recording thereon, (v) an executed UCC-3 financing statement (Assignment), or other appropriate UCC financing statement required by applicable state law, evidencing the assignment by Seller to Purchaser of its interest in the Coop Loan, with evidence of recording thereon and (vi) a consent from the cooperative corporation in connection with the Mortgagor’s acquisition of the coop apartment.

10.

Mortgage Loan closing statement (Form HUD-1) and any other truth-in-lending or real estate settlement procedure forms required by law.

11.

Residential loan application.

12.

Uniform underwriter and transmittal summary (Fannie Mae Form 1008) or reasonable equivalent.

13.

Credit report on the mortgagor.

14.

Business credit report, if applicable.

15.

Residential appraisal report and attachments thereto.

16.

The original of any guarantee executed in connection with the Mortgage Note.

17.

Verification of employment and income except for Mortgage Loans originated under a Limited Documentation Program, all in accordance with Seller's Product Guidelines.

18.

Verification of acceptable evidence of source and amount of down payment, in accordance with Seller's Product Guidelines.

19.

Original hazard insurance policy and if required by law, flood insurance policy.

20.

Photograph of the Mortgaged Property (may be part of appraisal).

21.

Survey of the Mortgaged Property, if any.

22.

Sales contract, if applicable.

23.

If available, termite report, structural engineer’s report, water portability and septic certification.

24.

Any original security agreement, chattel mortgage or equivalent executed in connection with the Mortgage.

Notwithstanding anything to the contrary herein, Seller may provide one certificate for all of the Mortgage Loans indicating that the documents were delivered for recording.

EXHIBIT B

CUSTODIAL ACCOUNT LETTER AGREEMENT

________________________

To:

JPMorgan Chase Bank

 270 Park Avenue

 New York, NY 10017

(the "Depository")

As "Seller" under the Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of June 1, 2004 (the "Agreement"), we hereby authorize and request you to establish an account, as a Custodial Account pursuant to Section 4.04 of the Agreement, to be designated as " Chase Manhattan Mortgage Corporation, in trust for the Purchaser, J.P. Morgan Mortgage Acquisition Corporation, as Owner of Mortgage Loans.” All deposits in the account shall be subject to withdrawal therefrom by order signed by the Seller.  This letter is submitted to you in duplicate.  Please execute and return one original to us.

CHASE MANHATTAN MORTGAGE CORPORATION

By:____________________________

Name:__________________________

Title:_________________________

The undersigned, as "Depository", hereby certifies that the above described account has been established under Account 323-553524, at the office of the depository indicated above, and agrees to honor withdrawals on such account as provided above.

JPMORGAN CHASE BANK

By:______________________________

Name:____________________________

Title:___________________________

EXHIBIT C

ESCROW ACCOUNT LETTER AGREEMENT

______________________

To:

JPMorgan Chase Bank

270 Park Avenue

New York, New York 10017

(the "Depository")

As "Seller" under the Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of June 1, 2004, Various Whole Loan Series the "Agreement"), we hereby authorize and request you to establish an account, as an Escrow Account pursuant to Section 4.06 of the Agreement, to be designated as "Chase Manhattan Mortgage Corporation, in trust for the Purchaser, J.P. Morgan Mortgage Acquisition Corporation, as Owner of Mortgage Loans and various Mortgagors."  All deposits in the account shall be subject to withdrawal therefrom by order signed by the Seller.  This letter is submitted to you in duplicate.  Please execute and return one original to us.

CHASE MANHATTAN MORTGAGE CORPORATION

By:____________________________

Name:__________________________

Title:_________________________

The undersigned, as "Depository", hereby certifies that the above described account has been established under Account Number  323-553516, at the office of the depository indicated above, and agrees to honor withdrawals on such account as provided above.

JPMORGAN CHASE BANK

By:______________________________

Name:____________________________

Title:___________________________

EXHIBIT D

FORM OF ASSIGNMENT AND ASSUMPTION

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT, dated  ___________________,  , between ___________________________,a _______________corporation("Assignor"),and ______________________, a __________________ corporation ("Assignee"):

For and in consideration of the sum of TEN DOLLARS ($10.00) and other valuable consideration, the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

1.

The Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of Assignor, as Purchaser, in, to and under (a) those certain Mortgage Loans listed on Exhibit A attached hereto (the "Mortgage Loans") and (b) that certain Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, Various Whole Loan Series (the "Purchase, Warranties and Servicing Agreement"), dated as of June 1, 2004 by and between J.P. Morgan Mortgage Acquisition Corp., Purchaser, and Chase Manhattan Mortgage Corporation, Seller and Servicer, with respect to the Mortgage Loans.

The Assignor specifically reserves and does not assign to the Assignee hereunder any and all right, title and interest in, to and under and all obligations of the Assignor with respect to any mortgage loans subject to the Purchase, Warranties and Servicing Agreement which are not the Mortgage Loans set forth on Exhibit A attached hereto and are not the subject of this Assignment and Assumption Agreement.

2.

The Assignor warrants and represents to, and covenants with, the Assignee that:

a.

The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances by Assignor whatsoever;

b.

The Assignor has not received notice or, and has no knowledge of, any offsets, counterclaims or other defenses available to the Seller or the Servicer with respect to the Purchase, Warranties and Servicing Agreement or the Mortgage Loans;

c.

The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Purchase, Warranties and Servicing Agreement or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Purchase, Warranties and Servicing Agreement. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under or defaults under, the  Purchase, Warranties and Servicing Agreement, or the Mortgage Loans; and

d.

Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made by general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933 (the "1933 Act") or which would render the disposition  of the Mortgage Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto.

3.

The Assignee warrants and represents to, and covenants with, the Assignor, the Seller and the Servicer that:

a.

The Assignee is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite corporate power and authority to acquire, own and purchase the Mortgage Loans;

b.

The Assignee has full corporate power and authority to execute, deliver and perform under this Assignment and Assumption Agreement, and to consummate the transactions set forth herein.  The execution, delivery and performance of the Assignee of this Assignment and Assumption Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Assignee.  This Assignment and Assumption Agreement has been duly executed and delivered by the Assignee and constitutes the valid and legally binding obligation of the Assignee enforceable against the Assignee in accordance with its respective terms;

c.

To the best of Assignee's knowledge, no material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignee in connection with the execution, delivery or performance by the Assignee of this Assignment and Assumption Agreement, or the consummation by it of the transactions contemplated hereby;

d.

The Assignee agrees to be bound, as Purchaser, by all of the terms, covenants and conditions of the Purchase, Warranties and Servicing Agreement and the Mortgage Loans, and from and after the date hereof, the Assignee assumes for the benefit of each of the Seller, the Servicer and the Assignor all of the Assignor's obligations as Purchaser thereunder, with respect to the Mortgage Loans;

e.

The Assignee understands that the Mortgage Loans have not been registered under the 1933 Act or the securities laws of any state;

f.  The purchase price being paid by the Assignee for the Mortgage Loans is in excess of $250,000 and will be paid by cash remittance of the full purchase price within sixty (60) days of the sale;

g.

The Assignee is acquiring the Mortgage Loans for investment for its own account only and not for any other person;

h.

The Assignee considers itself a substantial, sophisticated institutional investor having such knowledge in financial and business matters that it is capable of evaluating the merits and the risks of investment in the Mortgage Loans;

i.

The Assignee has been furnished with all information regarding the Mortgage Loans that it has requested from the Assignor, the Seller or the Servicer;

j.

Neither the Assignee nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, an interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the 1933 Act or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Mortgage Loans; and

k.  Either: (1) the Assignee is not an employee benefit plan ("Plan") within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan (also "Plan") within the meaning of section 4975(e)(1) of the Internal Revenue Code of 1986 ("Code"), and the Assignee is not directly or indirectly purchasing the Mortgage Loans on behalf of, investment manager of, as named fiduciary of, as trustee of, or with assets of, a Plan; or (2) the Assignee's purchase of the Mortgage Loans will not result in a prohibited transaction under section 406 of ERISA or section 4975 of the Code.

Distributions shall be made by wire transfer of immediately available funds to _____________________________

for the account of _________________________________________

account number _______________________________________________.  Applicable statements should be mailed to ____________________

_____________________________________________________________.

The Assignor's address for purposes of all notices and correspondence related to the Mortgage Loans and this Agreement is:

________________________________________

________________________________________

________________________________________

Attention: ______________________________

IN WITNESS WHEREOF, the parties have caused this Assignment and Assumption to be executed by their duly authorized officers as of the date first above written.

_____________________________

_________________________

Assignor

Assignee

By:______________________

By:___________________________

Its:_____________________

Its:__________________________

Taxpayer Identification

Taxpayer Identification

Number:__________________

Number:_______________________

Acknowledged:

Chase Manhattan Mortgage Corporation

By:___________________________

Its:__________________________

EXHIBIT A to Assignment and Assumption Agreement

MORTGAGE LOAN PURCHASE, WARRANTIES AND SERVICING AGREEMENT

EXHIBIT B to Assignment and Assumption Agreement

THE MORTGAGE LOANS

EXHIBIT E

FORM OF TRADE CONFIRMATION

AND CONFIDENTIALITY AGREEMENT

Dated as of ________, 200_

Chase Deal Number 200_-___

As of the date provided above (the “Trade Date”), Chase Manhattan Mortgage Corporation (the “Seller”) hereby confirms its agreement to sell and J.P. Morgan Mortgage Acquisition Corp. (the “Purchaser”) hereby confirms its agreement to purchase, and Chase Manhattan Mortgage Corporation, as servicer (in such capacity, the “Servicer”) hereby confirms its agreement to service, certain fixed rate, first lien, one-to-four family residential mortgage loans (the “Loans”) pursuant to that certain Flow Mortgage Loan Purchase, Warranties and Servicing Agreement (the “Agreement”), dated as of June 1, 2004, between the Purchaser, the Seller and the Servicer. All capitalized terms used herein without definition shall have the meanings ascribed thereto in the Agreement.

The Seller shall deliver and the Servicer shall service mortgage loans as follows:

A.

Unpaid Principal Balance:  $ _______ (plus or minus 10%).

B.

Cut-Off Date:  ________, __, 200_

C.

Closing Date: ________, __, 200_

D.

Purchase Price Percentage:  _______%.

E.

Net WAC :  The Net WAC shall be _____% (plus or minus 5 basis points).  If on the Closing Date the Net WAC for the Mortgage Loans does not equal such amount, the Purchase Price shall be adjusted utilizing the respective Net WAC Buyup/Buydown Ratio set forth below.

F.

Net WAC Buyup Ratio:  Net WAC Buyup Ratio shall be ____:1.

G.

Net WAC Buydown Ratio:  Net WAC Buydown Ratio shall be ____:1.

 H.

First Remittance Date: ________, __, 200_.

 I.

Servicing Fee Rate:  25 basis points.

 J.

Product Type: ______________

The Purchase shall complete its due diligence review of the Mortgage Loans by no later than ___________.

The mortgage loans that are the subject of this trade shall be delivered to the Purchaser in accordance with the Agreement and an Acknowledgment and Conveyance Agreement to be entered into between the parties on the Closing Date, as contemplated by the Agreement.  Except as otherwise set forth in this confirmation, all of the terms and conditions of the Agreement shall apply to the transaction contemplated hereby.

The parties further agree to the following confidentiality provisions (the “Confidentiality Provisions”):

In connection with the purchase and sale addressed herein, including, but not limited to any due diligence review of the Loans, Purchaser acknowledges that it shall have access to proprietary, confidential or trade secret information (the “Confidential Information”) of Chase Manhattan Mortgage Corporation (“Chase”), including, but not limited to, the existence of the transaction addressed herein, whether in oral, written, electronic or other form, which Chase or its Representatives (as defined below) furnishes to Purchaser or its Representatives. “Representative” means the affiliates of such party and the officers, directors, employees, agents and advisors (including attorneys and financial advisors) of such party and its affiliates. The Confidential Information shall remain the property of Chase and Purchaser agrees to (a) treat the Confidential Information as strictly confidential, (b) not disclose the Confidential Information to any person, except as expressly provided herein, (c) not use the Confidential Information for any purpose other than evaluation of the Loans in connection with the purchase and sale addressed herein, and (d) ensure that any of its Representatives or any third parties to which it has disclosed any Confidential Information shall maintain the confidentiality of the Confidential Information to the same degree as required herein. Purchaser further agrees that it shall be liable to Chase for any disclosure of Confidential Information by its Representatives or for any failure of a Representative to maintain the confidentiality of the Confidential Information in the manner provided herein. Upon request, Purchaser and any of its Representatives shall return any Confidential Information obtained in connection herewith.

The Confidentiality Provisions shall extend for a period of two (2) years after the date of disclosure of the Confidential Information. The Confidentiality Provisions shall be governed by and construed in accordance with the laws of the State of New York. If any of the Confidentiality Provisions are declared invalid by a court of competent jurisdiction, the remaining Confidentiality Provisions shall remain in full force and effect.

This Trade Confirmation and Confidentiality Agreement may be executed simultaneously in any number of counterparts.  Each counterpart shall be deemed an original, and all such counterparts shall constitute one and the same instrument.

Very truly yours,

CHASE MANHATTAN MORTGAGE CORPORATION,
as Seller

By:__________________________

     Name:

     Title:

Agreed and accepted on
________, 200_.

J.P Morgan Mortgage Acquisition Corp.

as Purchaser

By: ___________________________________

Name: _________________________________

Title: __________________________________

By: ___________________________________

Name: _________________________________

Title: __________________________________

CHASE MANHATTAN MORTGAGE CORPORATION,
as Servicer

By: ___________________________________

Name: _________________________________

Title: __________________________________

EXHIBIT F

FORM OF ACKNOWLEDGMENT AND CONVEYANCE AGREEMENT

This is an Acknowledgment and Conveyance Agreement delivered pursuant to that certain Flow Mortgage Loan Purchase Warranties and Servicing Agreement (the “Agreement”), dated as of June 1, 2004, between J.P. Morgan Mortgage Acquisition Corp. (the “Purchaser”), and Chase Manhattan Mortgage Corporation (“CMMC”), (“Seller”) and Chase Manhattan Mortgage Corporation, as servicer (in such capacity, the “Servicer”).  All capitalized terms used herein without definition shall have the meanings ascribed thereto in the Agreement.

The Purchaser, the Seller and the Servicer hereby confirm that they have reached agreement on the purchase, sale and servicing of the Mortgage Loans described on the Mortgage Loan Schedule attached as Annex 1 hereto on the terms and conditions set forth in the Agreement (which terms and conditions are incorporated herein by this reference) and in the Trade Confirmation, dated as of ___________ __, 200_ between the parties hereto (the “Trade Confirmation”)].

Accordingly, on this ___ day of _________, 200_, the Seller does hereby sell, transfer, assign, set over and convey to the Purchaser all right, title and interest of the Seller in and to the Mortgage Loans listed on the Mortgage Loan Schedule attached as Annex 1 hereto, including all interest and principal received by the Seller on or with respect to the Mortgage Loans after the related Cut-off Date (other than payments of principal and interest due on the Mortgage Loans on or before the related Cut-off Date, whether or not received), together with all of the Seller’s right, title and interest in and to each Custodial Account and all amounts from time to time credited to and the proceeds of such Custodial Account, all amounts from time to time credited to and the proceeds of any Escrow Account, any Liquidation Proceeds or Condemnation Proceeds, any REO Property and the proceeds thereof, the Seller’s rights under any insurance policies related to the Mortgage Loans, the Policy related to each Mortgage Loan and all rights of the Seller thereunder, any Insurance Proceeds, the Seller’s security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties, and any proceeds of the foregoing.  Pursuant to Section 2.03 of the Agreement, the Seller has delivered to the Custodian the documents for each Mortgage Loan to be purchased as set forth in the Agreement. The ownership of each Mortgage Note, Mortgage, and the contents of each Mortgage File is vested in the Purchaser and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Seller shall immediately vest in the Purchaser. The Pool Statistics for the Mortgage Loans are as listed on Annex 2 attached hereto.

By its execution and delivery of this Acknowledgment and Conveyance Agreement, the Seller represents and warrants to the Purchaser that each of the representations and warranties contained in Sections 3.01(a) and 3.02 of the Agreement is true and correct as of the date hereof with respect to the Seller and each of the Mortgage Loans listed on the Mortgage Loan Schedule attached as Annex 1 hereto.

By its execution and delivery of this Acknowledgment and Conveyance Agreement, the Servicer represents and warrants to the Purchaser that each of the representations and warranties contained in Section 3.01(b) of the Agreement is true and correct as of the date hereof with respect to the Servicer and the Servicer agrees that it shall service the Mortgage Loans on behalf of the Purchaser in accordance with the terms and conditions contained in the Agreement.

Please indicate your agreement with the terms set forth in this Acknowledgment and Conveyance Agreement by countersigning a copy of this letter and returning it to the undersigned by telecopy.

This Acknowledgment and Conveyance Agreement may be executed simultaneously in any number of counterparts.  Each counterpart shall be deemed an original, and all such counterparts shall constitute one and the same instrument.

CHASE MANHATTAN MORTGAGE CORPORATION, as Seller

By: ______________________________________

Name: ____________________________________

Title: _____________________________________

CHASE MANHATTAN MORTGAGE CORPORATION, as Servicer

By: ______________________________________

Name: ____________________________________

Title: _____________________________________

J.P. MORGAN MORTGAGE ACQUISITION CORPORATION, as Purchaser

By: ______________________________________

Name: ____________________________________

Title: _____________________________________

ANNEX 1

MORTGAGE LOAN SCHEDULE

ANNEX 2

POOL STATISTICS

EXHIBIT G

REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT

RE:

Mortgage Loan #___________________________________

BORROWER:__________________________________________________

PROPERTY: __________________________________________________

Pursuant to a Mortgage Loan Purchase, Warranties and Servicing Agreement (the "Agreement") between the Seller and the Purchaser, the undersigned hereby certifies that he or she is an officer of the Seller requesting release of the documents for the reason specified below.  The undersigned further certifies that:

(Check one of the items below)

_____

On _________________, the above captioned mortgage loan was paid in full or that the Seller has been notified that payment in full has been or will be escrowed.  The Seller hereby certifies that all amounts with respect to this loan which are required under the Agreement have been or will be deposited in the Custodial Account as required.

_____

The above captioned loan is being repurchased pursuant to the terms of

Agreement.  The Seller hereby certifies that the repurchase price has been credited to the Custodial Account as required under the Agreement.

_____

The above captioned loan is being placed in foreclosure and the original documents are required to proceed with the foreclosure action.  The Seller hereby certifies that the documents will be returned to the Purchaser in the event of reinstatement.

_____

Other (explain)

_______________________________________________________

_______________________________________________________

All capitalized terms used herein and not defined shall have the meanings assigned to them in the Agreement.

Based on this certification and the indemnities provided for in the Agreement, please release to the Seller all original mortgage documents in your possession relating to this loan.

Dated:_________________

By:________________________________

Signature

___________________________________

Title

Send documents to:

_____________________________________________

_____________________________________________

_____________________________________________

Acknowledgement:

Purchaser hereby acknowledges that all original documents previously released on the above captioned mortgage loan have  been returned and received by the Purchaser.

Dated:________________

By:________________________________

Signature

____________________________

Title

EXHIBIT H

LOST NOTE AFFIDAVIT

Chase Manhattan Mortgage Corporation, by its Assistant Vice President state, under oath that the mortgage note indicated below has been lost, mislaid or destroyed, that the document has been diligently searched for and cannot be found or produced.  It is not pledged, sold, transferred, assigned or endorsed in whole or in part, and is not subject to any lien or claim of any other entity.

Mortgage Note dated ____________________, in the original amount of _______________ payable to ___________________________, executed by _________________________________________________and secured by a mortgage of even date or premises commonly known as __________________________________________________(see copy of note attached).

In consideration of the acceptance of this affidavit in lieu of the mortgage note, Chase Manhattan Mortgage Corporation, its successor and/or assigns, agrees, to indemnity and hold ________________________________________________harmless against any loss, damage or expense on account of the issuance of such duplicate evidence, or on account of any claim arising from or related to the acceptance of this affidavit in lieu of the lost note.  The undersigned further agrees that in the event of the discovery of the original note to promptly deliver the original note to ______________________________.

Attest:

Chase Manhattan Mortgage Corporation

By:___________________________

By:_________________________________

Sworn and subscribed to before me

this _______ day of ______________,  2004

_________________________________

Notary Public

EXHIBIT I

FORM OF OFFICER’S CERTIFICATE

Chase Manhattan Mortgage Corporation

OFFICER’S CERTIFICATE

May __, 2004

In connection with that certain Mortgage Loan Purchase, Warranties and Servicing agreement (“Purchase Agreement”) dated as of June 1, 2004 by and J.P. Morgan Mortgage Acquisition Corp., as purchaser (“JPMMAC”), and Chase Manhattan Mortgage Corporation as Seller and Servicer (“CMMC”), I certify as follows:

1.

I am a duly elected Vice President of CMMC, and am duly authorized to execute and deliver this Certificate on behalf of CMMC.

2.

The Purchase Agreement and related agreements have been duly executed and delivered on behalf of CMMC by one or more authorized officers, each of whom at the time of signing was, and on the date of this certificate is, a duly qualified and acting officer of CMMC.  Each signature of such an officer on the Purchase Agreement and related agreements is genuine.

3.

Attached as Exhibit A is a true and correct copy of the Certificate of Incorporation, which is in full force and effect on the date of this Certificate.

4.

Attached as Exhibit B is a true and correct copy of the Certificate of Good Standing of CMMC as of the date stated thereon.

3.

Attached as Exhibit C is a true and correct copy of the Bylaws of CMMC, which continue in full force and effect on the date of this Certificate.

[Signature Page Follows]

DATED as of the date first set out above.

CHASE MANHATTAN MORTGAGE CORPORATION

By:

__________________

EXHIBIT J

Form of In-House Counsel Opinion

EXHIBIT K

Product Guidelines

EXHIBIT L

[Form of back-up certification]

[Name and address of

master servicer/trustee/depositor

receiving the certification]

Re:  [name of securitization]

Chase Manhattan Mortgage Corporation, as [servicer] hereby certifies to the [master servicer] that:

1.

Based on our knowledge, the information prepared by the [servicer] and relating to the mortgage loans serviced by the [servicer] and provided by the [servicer] to the [master servicer] in its reports to the [master servicer] is accurate and complete in all material respects as of the last day of the period covered by such report;

2.

Based on our knowledge, the [distribution or servicing] information required to be provided to the [master servicer] by the [servicer] pursuant to the [pooling and servicing] agreement has been provided to the [master servicer];

3.

Based upon the review required under the [pooling and servicing] agreement, and except as disclosed in its reports, the [servicer] as of the last day of the period covered by such reports has fulfilled its obligations under the [pooling and servicing] agreement; and

4.

The [servicer] has disclosed to its independent auditor, who issues the independent auditor’s report on the Uniform Single Attestation Program for Mortgage Bankers for the [servicer], any significant deficiencies relating to the [servicer’s] compliance with minimum servicing standards.

Chase Manhattan Mortgage Corporation,

as [servicer]

____________________________________

Authorized Signature